Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam High Yield Trust

8|31|05

*Annual Report*

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam

High Yield

Trust

8 | 31 | 05
Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Federal tax information	76
About the Trustees	77
Officers	83

Cover photograph: North Middle Falls, Silver Creek State Park, Oregon © ; Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the period ended August 31, 2005, stock and bond markets continued to reflect the moderate growth of the U.S. economy and the strength of corporate profits. The initial impact of the unusually active 2005 hurricane season on the markets appeared relatively minor, but there is widespread concern about the effect the devastation will have on the economy going forward. The Federal Reserve Board’s more restrictive monetary policy, along with high energy prices, had already begun to influence the U.S. markets. Whether this policy will be adjusted in the aftermath of the hurricanes remains to be seen. Amid the uncertainties of this environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 24 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam High Yield Trust: a disciplined approach to seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bonds are more dependent on the performance of issuing companies than on interest rates. For this reason, distinguishing between opportunities and pitfalls requires a rigorous investment process. With Putnam High Yield Trust, this process is highlighted by exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — more than 20 professionals, including analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s profitability. The team then compares this information, along with each bond’s independent credit rating, to the bond’s stated yield before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with different credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds can enhance the fund’s appreciation potential. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s management team looks for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when interest rates are low, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when interest rates are on the rise, yield spreads — that is, the difference in yield between higher- and lower-rated bonds of comparable maturities —typically narrow. In response, the fund may shift its emphasis to higher-quality high-yield bonds.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

BOND RATINGS
Moody’s	Grade

Aaa	Investment

Aa	Investment

Baa	Investment

Ba, B	High yield

Caa/Ca	High yield

C	High yield

Putnam High Yield Trust seeks high current income through a portfolio of higher-yielding, lower-rated corporate bonds diversified across different industry sectors. It has a secondary objective of capital growth when consistent with high current income. This fund may be suitable for investors who can accept a higher level of risk in exchange for a potentially higher level of income than that available from higher-quality bonds.

Highlights

  For the 12 months ended August 31, 2005, Putnam High Yield Trust’s class A shares returned 9.28% without sales charges.
  The fund’s new benchmark, the JP Morgan Developed High Yield Index, returned 8.83%, while its old benchmark, the JP Morgan Global High Yield Index, returned 9.20%.
  The average return for the fund’s Lipper category, High Current Yield Funds, was 8.28%.
  See the Performance Summary beginning on page 12 for additional fund performance, comparative performance, and Lipper data.

Performance

Total return for class A shares for periods ended 8/31/05

Since the fund's inception (2/14/78), average annual return is 9.24% at NAV and 9.06% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	6.10%	5.61%	80.74%	72.55%

5 years	6.70	5.71	38.30	32.03

1 year	9.28	4.31	9.28	4.31

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

During the 2005 fiscal year, your fund posted solid results in line with its old benchmark, the JP Morgan Global High Yield Index, and slightly led its new benchmark, the JP Morgan Developed High Yield Index, based on results at net asset value (NAV, or without sales charges). Your fund’s results were also ahead of the average for the fund’s Lipper peer group of High Current Yield Funds. Overall, your fund benefited from successful security selection and from underweighting industries that underperformed, such as airlines, autos, and paper and packaging. An overweight position relative to the index in energy exploration and production companies boosted performance, as did the fund’s small allocations to emerging-market bonds and senior-secured floating-rate bank loans.

Market overview

High-yield bonds enjoyed a relatively strong run during your fund’s fiscal year, propelled by consistently solid corporate business fundamentals. For most of the year, the gradual tightening of the yield spread — or advantage — offered by high-yield bonds over Treasury bonds with comparable maturities also contributed to the favorable environment. The Federal Reserve Board (the Fed) continued its steady program of boosting short-term interest rates, although these moves did not translate into any meaningful increases in yields for longer-term bonds. Furthermore, the Fed’s monetary policy — as is often the case — had less influence on the high-yield market than the underlying positive health of corporate business fundamentals. Performance among high-yield bonds also was helped by steady consolidation activity, as several high-yield companies were acquired by investment-grade firms, resulting in an upgrade of their credit ratings, which typically leads to price appreciation.

Although returns for the fiscal year were healthy, high-yield bonds struggled from mid-March to mid-May when yield spreads widened significantly.

This sell-off was sparked by two factors. First, strong global economic activity coupled with record-high energy prices fueled fears that inflationary pressures might build to the point where the Fed might act more aggressively, raising short-term rates more quickly than anticipated. In addition, market participants sought to come to terms with the downgrades of General Motors and Ford bonds, and the automakers’ subsequent entry into the high-yield universe. In the end, these concerns subsided and the high-yield market recovered from the middle of May through the end of August, with yield spreads ending at narrower levels than they were at the beginning of the fund’s fiscal year.

Strategy overview

After having emphasized the lower-quality tiers of the high-yield bond universe during the past two fiscal years, we gradually worked to upgrade the overall credit quality of the portfolio during the year just ended. We did so in response to the Fed’s continued tightening of short-term interest rates —which we felt would start to dampen economic growth — and because the narrowing of yield spreads meant that high-yield bond investors were not, in our opinion, being compensated appropriately for the additional risk inherent in owning these securities. In terms of industries, the fund had an overweighted position in the energy industry, which enjoyed positive supply/demand dynamics, as well in telecommunications,

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/05.

Bonds
JP Morgan Developed High Yield Index (high-yield corporate bonds)	8.83%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	9.20%

Lehman Aggregate Bond Index (broad bond market)	4.15%

Lehman Government/Credit Bond Index
(U.S. Treasury and agency securities and corporate bonds)	4.30%

Equities
S&P 500 Index (broad stock market)	12.56%

Russell 2000 Value Index (small-company value stocks)	22.61%

Russell 2500 Growth Index (growth stocks of small and midsize companies)	25.25%

where strong subscriber growth, attractive valuations, and consolidation activity offered a favorable backdrop. We also focused on bonds issued by media companies, due to their attractive prices and an improving advertising environment.

At the same time, we underweighted transportation issues, particularly those of auto suppliers. These companies faced high steel prices that they could not pass through to their customers, the auto manufacturers. We also avoided paper and forest products companies, because their bonds were selling at unattractive valuations, and, at the same time, the firms were encountering weakening business prospects. While business prospects for many technology firms have improved, we maintained an underweighted position in the sector because we felt that securities there were overvalued.

Your fund’s holdings

During your fund’s fiscal year, there was a notable increase in merger and acquisition (M&A) activity. Frequently, larger investment-grade firms acquired smaller companies with lower credit ratings. Generally, in these cases, bond-holders in the acquired companies enjoyed significant capital appreciation, because the bond prices tended to rise meaningfully as these companies’ credit quality improved. This occurred with one of your fund’s holdings, Doane Pet Care. Other bonds that helped fund

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

performance included two oil and gas pipeline companies, El Paso Corporation and The Williams Companies, both of which benefited from rising oil and gas prices as well as their respective corporate turnarounds. Bonds issued by retailer JC Penney and clothing manufacturer Levi Strauss appreciated as well, the first due to continued credit improvements and the second as it progressed in its turnaround.

Your fund also profited from its small stake in senior-secured floating-rate bank loans. These are bank loans whose interest is reset in accordance with changes in short-term interest rates. The loans’ “senior-secured” status means that they are fully backed by each issuing company’s assets, such as plants, equipment, and inventory. Moreover, senior-secured loan lenders are entitled to be paid before any non-secured-debt holders in the event of a liquidation of the company’s assets due to bankruptcy. During your fund’s fiscal year, the market for these types of loans was very strong, due to continued, steady increases in short-term interest rates, solid demand from fixed-income investors looking for additional yield, and the historical stability of such

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 8/31/05. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Coupon (%) and maturity date	Industry
AT&T Corp. (0.7%)	9.75%, 2031	Communications services

Qwest Corp. (0.7%)	8.875%, 2012	Communications services

Lehman Brothers HY 144A TRAINS	7.651%, 2015	Other
(Targeted Return Index Securities)
FRN Ser. 2005-1

Nextel Communications, Inc. (0.7%)	5.95%, 2014	Communications services

CanWest Media, Inc. (Canada) (0.6%)	8%, 2012	Consumer cyclicals

Equistar Chemicals LP/Equistar	10.125%, 2008	Basic materials
Funding Corp. (0.6%)

NRG Energy, Inc. (0.6%)	8%, 2013	Utilities and power

Tenneco Automotive, Inc. (0.5%)	10.25%, 2013	Consumer cyclicals

John Q. Hammons Hotels LP/	8.875%, 2012	Consumer cyclicals
John Q. Hammons Hotels
Finance Corp. III (0.5%)

Legrand SA (France) (0.5%)	8.5%, 2025	Capital goods

loans. The fund’s small allocation to emerging-market bonds also made a positive contribution to performance, because these securities appreciated as the U.S. dollar declined relative to foreign currencies. Within this asset class, the fund held bonds from Brazil and Mexico.

Every period brings with it some disappointments, and this fiscal year was no exception. Among the holdings that detracted from the fund’s performance were publishing company Vertis, which faced operational challenges, and radio broadcaster Paxson Communications, which suffered from less-than-stellar business fundamentals as well as mixed operating performance. Finally, oil distributor Stargas Oil lagged because it was not effective at controlling other costs at a time when its distribution expenses increased.

Please note that all holdings discussed in this report are subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

During the past two years, high-yield corporate bonds generally enjoyed strong returns due to a general global economic recovery. Recently, however, bond investors have become more cautious as the recovery matured and because of the expectation that short-term interest rates would likely rise through the end of 2005. We believe that economic growth should remain steady and we expect a slight increase in inflation. Given this kind of environment, we believe the Fed is likely to implement more short-term rate increases, which should, in turn, eventually push long-term bond yields upward. As such, we anticipate that total returns in the high-yield market will not reach the strong levels seen in 2003 and 2004, and that they will be driven by further spread tightening, positive corporate fundamentals, and continued M&A activity. The higher-credit-quality profile that we’ve adopted for your fund is designed to benefit from such a scenario, given our analysis of how the market historically has behaved at similar, late stages of the credit cycle.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended August 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally available only to corporate clients that, for example, maintain large balances on behalf of retirement plan participants. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 8/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03) (12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	9.24%	9.06%	8.31%	8.31%	8.41%	8.41%	8.85%	8.72%	8.96%	9.30%

10 years	80.74	72.55	67.99	67.99	67.06	67.06	76.36	70.67	76.01	83.28
Annual average	6.10	5.61	5.32	5.32	5.27	5.27	5.84	5.49	5.82	6.25

5 years	38.30	32.03	33.22	31.52	32.86	32.86	36.42	31.95	36.42	39.71
Annual average	6.70	5.71	5.91	5.63	5.85	5.85	6.41	5.70	6.41	6.92

1 year	9.28	4.31	8.49	3.49	8.39	7.39	8.95	5.39	8.79	9.37

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days after purchase.

Change in the value of a $10,000 investment ($9,550 after sales charge)

Cumulative total return from 8/31/95 to 8/31/05

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,799 and $16,706, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $17,636 ($17,067 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,601 and $18,328, respectively. See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 8/31/05

	JP Morgan	JP Morgan	Lipper High Current
	Global High	Developed High	Yield Funds

	Yield Index*	Yield Index†‡	category average §
Annual average
(life of fund)	—	—	8.97%

10 years	106.01%	103.95%	78.93
Annual average	7.50	7.39	5.85

5 years	48.12	47.20	32.61
Annual average	8.17	8.04	5.67

1 year	9.20	8.83	8.28

Index and Lipper results should be compared to fund performance at net asset value.

* This index began operations on 12/31/93.

† This index began operations on 12/31/94.

‡ Putnam Management has recently undertaken a review of the fund’s benchmark. The JP Morgan Developed High Yield Index replaces the JP Morgan Global High Yield Index as your fund’s benchmark because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that will be held by the fund.

§ Over the 1-, 5-, and 10-year periods ended 8/31/05, there were 424, 295, and 98 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 8/31/05

	Class A		Class B	Class C	Class M		Class R	Class Y

Distributions
(number)	12		12	12	12		12	12

Income	$0.597		$0.535	$0.538	$0.573		$0.580	$0.621

Capital gains	—		—	—	—		—	—

Total	$0.597		$0.535	$0.538	$0.573		$0.580	$0.621

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
8/31/04	$7.98	$8.36	$7.94	$7.95	$7.98	$8.25	$7.98	$7.96

8/31/05	8.10	8.42*	8.06	8.06	8.10	8.37	8.08	8.06

Current return

(end of period)
Current
dividend rate[1]	7.26%	6.98%	6.40%	6.55%	6.96%	6.74%	6.98%	7.59%

Current 30-day
SEC yield[2]	6.35	6.11	5.59	5.60	6.10	5.90	6.10	6.61

*	Reflects a reduction in sales charges that took effect on April 1, 2005.

	1	Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

	2	Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter

Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03) (12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	9.19%	9.01%	8.26%	8.26%	8.36%	8.36%	8.80%	8.67%	8.91%	9.25%

10 years	78.12	70.05	65.54	65.54	64.86	64.86	73.99	68.38	73.41	80.66
Annual average	5.94	5.45	5.17	5.17	5.13	5.13	5.69	5.35	5.66	6.09

5 years	39.05	32.75	33.95	32.22	33.62	33.62	37.31	32.87	37.10	40.47
Annual average	6.82	5.83	6.02	5.75	5.97	5.97	6.55	5.85	6.51	7.03

1 year	6.99	2.17	6.20	1.24	6.24	5.25	6.80	3.34	6.50	7.20

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Trust from March 1, 2005, to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.03	$ 8.83	$ 8.83	$ 6.30	$ 6.30	$ 3.77

Ending value (after expenses)	$1,017.30	$1,013.50	$1,013.80	$1,015.80	$1,016.20	$1,018.90

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2005, use the calculation method below. To find the value of your investment on March 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 03/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.04	$ 8.84	$ 8.84	$ 6.31	$ 6.31	$ 3.77

Ending value (after expenses)	$1,020.21	$1,016.43	$1,016.43	$1,018.95	$1,018.95	$1,021.48

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund's annualized
expense ratio†	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

Average annualized expense ratio
for Lipper peer group‡	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

†	For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.
‡	Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with
Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam High Yield Trust	41%	62%	75%	74%*	77%

Lipper High Current
Yield Funds category average	94%	94%	107%	100%	108%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 6/30/05.

* Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader, and Norman Boucher, Geoffrey Kelley, and Robert Salvin are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005, and August 31, 2004.

		$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001

	Year $0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
Paul Scanlon	2005		*

Portfolio Leader	2004	*

Norman Boucher	2005		*

Portfolio Member	N/A

Geoffrey Kelley	2005	*

Portfolio Member	N/A

Robert Salvin	2005		*

Portfolio Member	N/A

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 8/31/04.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $1,3o0,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers mentioned in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam Managed High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Norman Boucher is also a Portfolio Member of Putnam High Yield Advantage Fund and Putnam Managed High Yield Trust.

Geoffrey Kelley is also a Portfolio Member of Putnam High Yield Advantage Fund and Putnam Managed High Yield Trust.

Robert Salvin is also a Portfolio Leader of Putnam High Income Securities Fund, and a Portfolio Member of Putnam High Yield Advantage Fund and Putnam Managed High Yield Trust. Paul Scanlon, Norman Boucher, Geoffrey Kelley, and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended August 31, 2005, Paul Scanlon became Portfolio Leader and Robert Salvin became a Portfolio Member of your fund. In addition, Portfolio Leader Stephen Peacher and Portfolio Member Rosemary Thomsen left your fund’s management team. Furthermore, Norman Boucher and Geoffrey Kelley became Portfolio Members of your fund.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005, and August 31, 2004.

				$1 –	$10,001 –	$50,001–	$100,001

	Year	$0		$10,000	$50,000	$100,000	and over
Philippe Bibi	2005		*

Chief Technology Officer	2004		*

Joshua Brooks	2005		*

Deputy Head of Investments	N/A

William Connolly	2005		*

Head of Retail Management	N/A

Kevin Cronin	2005			*

Head of Investments	2004			*

Charles Haldeman, Jr.	2005				*

President and CEO	2004				*

Amrit Kanwal	2005		*

Chief Financial Officer	2004		*

Steven Krichmar	2005		*

Chief of Operations	2004		*

Francis McNamara, III	2005					*

General Counsel	2004					*

Richard Robie, III	2005		*

Chief Administrative Officer	2004		*

Edward Shadek	2005		*

Deputy Head of Investments	N/A

Sandra Whiston	2005		*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 8/31/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context. This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have devel- oped and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds spon- sored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.
  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 34th percentile in management fees and in the 21st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limita- tions implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

24th	24th	47th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust, including the fund’s portfolio, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended in conformity with U.S. generally accepted accounting principles.

The fund’s portfolio 8/31/05

CORPORATE BONDS AND NOTES (87.3%)*

	Principal amount		Value

Advertising and Marketing Services (0.2%)
Lamar Media Corp. company guaranty 7 1/4s, 2013		$3,950,000	$4,157,375

Automotive (3.3%)
Affinia Group, Inc. 144A sr. sub. notes 9s, 2014		2,350,000	1,938,750
ArvinMeritor, Inc. notes 8 3/4s, 2012		2,615,000	2,713,063
Dana Corp. notes 10 1/8s, 2010		1,475,000	1,549,131
Dana Corp. notes 9s, 2011		8,177,000	8,923,151
Dana Corp. notes 7s, 2029		1,199,000	1,056,951
Delco Remy International, Inc. company
guaranty 11s, 2009		1,598,000	1,126,590
Delco Remy International, Inc. sr. sub.
notes 9 3/8s, 2012		4,240,000	2,724,200
Delphi Corp. notes 6 1/2s, 2013		3,235,000	2,466,688
Dura Operating Corp. company guaranty
Ser. B, 8 5/8s,2012		3,599,000	3,329,075
Ford Motor Co. notes 7.45s, 2031		8,145,000	6,512,986
Ford Motor Credit Corp. bonds 7 3/8s, 2011		10,870,000	10,718,516
Ford Motor Credit Corp. notes 7 7/8s, 2010		10,840,000	10,897,560
General Motors Acceptance Corp. bonds 8s, 2031		5,430,000	5,023,554
Meritor Automotive, Inc. notes 6.8s, 2009		3,785,000	3,728,225
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014		4,170,000	4,326,375
Tenneco Automotive, Inc. sec. notes
Ser. B, 10 1/4s, 2013		12,200,000	13,847,000
TRW Automotive Inc. sr. sub. notes 11s, 2013		8,658,000	9,956,700
			90,838,515

Basic Materials (9.5%)
Abitibi-Consolidated Finance LP company
guaranty 7 7/8s, 2009		3,000	3,008
AK Steel Corp. company guaranty 7 3/4s, 2012		5,699,000	5,285,823
ALROSA Finance SA 144A company
guaranty 8 7/8s, 2014 (Luxembourg)		5,060,000	5,907,550
BCP Crystal US Holdings Corp. sr.
sub. notes 9 5/8s, 2014		5,780,000	6,553,075
Century Aluminum Co. company
guaranty 7 1/2s, 2014		2,725,000	2,820,375
Chaparral Steel Co. 144A sr. unsecd. notes 10s, 2013		8,310,000	8,725,500
Chesapeake Corp. sr. sub. notes 7s, 2014	EUR	1,865,000	2,292,244
Cognis Holding GmbH & Co. 144A
sr. notes 9 1/2s, 2014 (Germany)	EUR	2,250,000	3,071,176
Compass Minerals Group, Inc. company
guaranty 10s, 2011		$2,692,000	2,961,200

CORPORATE BONDS AND NOTES (87.3%)* continued

	Principal amount		Value

Basic Materials continued
Compass Minerals International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero %
(12s, 6/1/08), 2013 ††		$2,540,000	$2,171,700
Compass Minerals International, Inc.
sr. notes stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††		10,532,000	9,268,160
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A, zero %
(10s, 10/1/09), 2014 ††		3,365,000	2,439,625
Equistar Chemicals LP notes 8 3/4s, 2009		7,020,000	7,458,750
Equistar Chemicals LP/Equistar Funding Corp. company
guaranty 10 1/8s, 2008		14,008,000	15,426,310
Georgia-Pacific Corp. bonds 7 3/4s, 2029		2,650,000	2,951,438
Georgia-Pacific Corp. company guaranty 8 7/8s, 2010		2,985,000	3,343,200
Georgia-Pacific Corp. debs. 7.7s, 2015		4,269,000	4,834,643
Georgia-Pacific Corp. sr. notes 8s, 2024		3,860,000	4,390,750
Gerdau Ameristeel Corp. sr. notes 10 3/8s,
2011 (Canada)		7,150,000	7,954,375
Hercules, Inc. company guaranty 11 1/8s, 2007		4,978,000	5,575,360
Hercules, Inc. company guaranty 6 3/4s, 2029		6,055,000	5,994,450
Huntsman Advanced Materials, LLC sec.
FRN 11.83s,2008		427,000	447,816
Huntsman Advanced Materials, LLC sec. notes 11s, 2010		310,000	351,850
Huntsman International, LLC company
guaranty 10 1/8s, 2009		8,227,000	8,473,810
Huntsman, LLC company guaranty 11 5/8s, 2010		2,408,000	2,820,370
Huntsman, LLC company guaranty 11 1/2s, 2012		1,774,000	2,080,015
Innophos, Inc. 144A sr. sub. notes 8 7/8s, 2014		6,915,000	7,113,806
ISP Chemco, Inc. company guaranty
Ser. B, 10 1/4s,2011		6,609,000	7,129,459
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		76,000	75,050
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		200,000	190,500
JSG Holding PLC 144A sr. notes 11 1/2s,
2015 (Ireland) ‡‡	EUR	4,426,584	5,075,943
Kappa Beheer BV company guaranty Ser. EUR,
12 1/2s, 2009 (Netherlands)	EUR	360,000	461,506
Lyondell Chemical Co. bonds 11 1/8s, 2012		$660,000	750,750
Lyondell Chemical Co. company guaranty 9 1/2s, 2008		7,294,000	7,676,935
Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007		5,849,000	6,170,695
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		9,695,000	9,913,138
MDP Acquisitions PLC sr. notes Ser. EUR,
10 1/8s, 2012 (Ireland)	EUR	322,000	432,194
Millennium America, Inc. company
guaranty 9 1/4s, 2008		$7,858,000	8,466,995
Nalco Co. sr. notes 7 3/4s, 2011	EUR	685,000	916,471
Nalco Co. sr. sub. notes 9s, 2013	EUR	2,975,000	3,996,756
Nalco Co. sr. sub. notes 8 7/8s, 2013		$8,055,000	8,669,194

CORPORATE BONDS AND NOTES (87.3%)* continued

	Principal amount		Value

Basic Materials continued
Nell AF S.a.r.l. 144A sr. notes 8 3/8s, 2015 (Luxembourg)		$5,095,000	$5,152,319
Nell AF S.a.r.l. 144A sr. notes 8 3/8s,
2015 (Luxembourg)	EUR	1,180,000	1,500,019
Norske Skog Canada, Ltd. sr. notes 7 3/8s,
2014 (Canada)		$3,345,000	3,311,550
Novelis, Inc. 144A sr. notes 7 1/4s, 2015 (Canada)		12,970,000	13,002,425
PCI Chemicals Canada sec. sr. notes 10s,
2008 (Canada)		2,553,936	2,719,942
PQ Corp. 144A company guaranty 7 1/2s, 2013		2,450,000	2,462,250
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	3,400,000	4,364,943
Rockwood Specialties Group, Inc. 144A
sub. notes 7 1/2s, 2014		$1,350,000	1,377,000
SGL Carbon Luxembourg SA 144A
sr. notes 8 1/2s, 2012 (Luxembourg)	EUR	2,385,000	3,208,521
Smurfit Capital Funding PLC notes 6 3/4s,
2005 (Ireland)		$400,000	400,000
Steel Dynamics, Inc. company guaranty 9 1/2s, 2009		4,379,000	4,674,583
Sterling Chemicals, Inc. sec. notes 10s, 2007 ‡‡		1,334,122	1,320,781
Stone Container Corp. sr. notes 9 3/4s, 2011		8,090,000	8,433,825
Stone Container Corp. sr. notes 8 3/8s, 2012		3,555,000	3,537,225
Stone Container Finance company guaranty 7 3/8s,
2014 (Canada)		1,385,000	1,305,363
Tembec Industries, Inc. company guaranty 7 3/4s,
2012 (Canada)		1,390,000	1,028,600
Texas Industries, Inc. 144A sr. notes 7 1/4s, 2013		1,825,000	1,902,563
Ucar Finance, Inc. company guaranty 10 1/4s, 2012		3,860,000	4,130,200
United States Steel Corp. sr. notes 9 3/4s, 2010		1,396,000	1,528,620
United States Steel, LLC sr. notes 10 3/4s, 2008		1,607,000	1,807,875
Wheeling-Pittsburgh Steel Corp. sr. notes 6s, 2010 ‡‡		403,137	322,510
Wheeling-Pittsburgh Steel Corp. sr. notes 5s, 2011 ‡‡		761,535	609,228
WHX Corp. sr. notes 10 1/2s,
2005 (In default) (F) † ***		1,646,000	165
			258,742,472

Beverage (0.1%)
Constellation Brands, Inc. company guaranty Ser. B,
8s, 2008		3,088,000	3,250,120
Constellation Brands, Inc. sr. sub. notes Ser. B,
8 1/8s, 2012		338,000	359,548
			3,609,668

Broadcasting (2.6%)
DirecTV Holdings, LLC 144A sr. notes 6 3/8s, 2015		11,515,000	11,486,213
Diva Systems Corp. sr. disc. notes Ser. B, 12 5/8s,
2008 (In default) †		23,030,000	115,150
Echostar DBS Corp. company guaranty 6 5/8s, 2014		6,960,000	6,899,100
Echostar DBS Corp. sr. notes 6 3/8s, 2011		12,880,000	12,799,500

CORPORATE BONDS AND NOTES (87.3%)* continued

	Principal amount	Value

Broadcasting continued
Emmis Communications Corp. sr. notes FRN 9.314s, 2012	$3,780,000	$3,827,250
Granite Broadcasting Corp. sec. notes 9 3/4s, 2010	10,780,000	10,173,625
Gray Television, Inc. company guaranty 9 1/4s, 2011	1,783,000	1,939,013
Paxson Communications Corp. company guaranty
10 3/4s, 2008	1,330,000	1,330,000
Rainbow National Services, LLC 144A sr. notes
8 3/4s, 2012	8,810,000	9,591,888
Sirius Satellite Radio, Inc. 144A sr. notes
9 5/8s, 2013	5,470,000	5,374,275
Young Broadcasting, Inc. company guaranty 10s, 2011	3,668,000	3,530,450
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	3,385,000	3,063,425
		70,129,889

Building Materials (0.6%)
Associated Materials, Inc. company guaranty
9 3/4s, 2012	2,720,000	2,781,200
Building Materials Corp. company guaranty 8s, 2008	2,869,000	2,861,828
Owens Corning bonds 7 1/2s, 2018 (In default) †	4,000	3,500
Owens Corning notes 7 1/2s, 2006 (In default) †	5,755,000	5,064,400
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	5,945,000	5,781,513
		16,492,441

Cable Television (2.8%)
Adelphia Communications Corp. sr. notes 10 7/8s,
2010 (In default) †	3,211,000	2,701,254
Adelphia Communications Corp. sr. notes 7 7/8s,
2009 (In default) †	2,918,000	2,425,588
Adelphia Communications Corp. sr. notes Ser. B,
9 7/8s, 2007 (In default) †	2,431,000	2,057,234
Atlantic Broadband Finance, LLC 144A
sr. sub. notes 9 3/8s, 2014	3,950,000	3,831,500
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	2,600,000	2,583,750
Charter Communications Holdings, LLC/Capital Corp.
sr. disc. notes stepped-coupon zero % (12 1/8s,
1/15/07), 2012 ††	1,098,000	656,055
Charter Communications Holdings, LLC/Capital Corp.
sr. disc. notes stepped-coupon zero % (11 3/4s,
5/15/06), 2011 ††	725,000	491,188
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 11 1/8s, 2011	10,835,000	8,315,863
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 10 3/4s, 2009	10,927,000	9,287,950
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 10s, 2011	9,825,000	7,417,875
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 9 5/8s, 2009	8,070,000	6,667,838
CSC Holdings, Inc. debs. 7 5/8s, 2018	3,254,000	3,156,380
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	3,495,000	3,503,738

CORPORATE BONDS AND NOTES (87.3%)* continued

	Principal amount		Value

Cable Television continued
CSC Holdings, Inc. 144A sr. notes 6 3/4s, 2012		$6,350,000	$6,080,125
Kabel Deutscheland GmbH 144A company
guaranty 10 5/8s, 2014 (Germany)		6,045,000	6,755,288
Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)		7,354,000	8,107,785
Videotron Ltee company guaranty 6 7/8s, 2014 (Canada)		2,670,000	2,743,425
			76,782,836

Capital Goods (7.3%)
AEP Industries, Inc. 144A sr. notes 7 7/8s, 2013		2,620,000	2,671,572
Allied Waste North America, Inc. company
guaranty Ser. B, 8 1/2s, 2008		7,867,000	8,299,685
Allied Waste North America, Inc. sec. notes Ser. B,
5 3/4s, 2011		860,000	803,025
Amsted Industries, Inc. 144A sr. notes 10 1/4s, 2011		3,590,000	3,949,000
Argo-Tech Corp. sr. notes 9 1/4s, 2011		5,000,000	5,475,000
BE Aerospace, Inc. sr. sub. notes
Ser. B, 8 7/8s, 2011		3,693,000	3,859,185
Blount, Inc. sr. sub. notes 8 7/8s, 2012		5,345,000	5,826,050
Browning-Ferris Industries, Inc. debs. 7.4s, 2035		3,333,000	2,908,043
Browning-Ferris Industries, Inc. sr. notes
6 3/8s, 2008		4,215,000	4,193,925
Crown Euro Holdings SA company
guaranty 6 1/4s, 2011 (France)	EUR	1,065,000	1,392,792
Crown Euro Holdings SA sec. notes 9 1/2s,
2011 (France)		$5,955,000	6,565,388
Crown Euro Holdings SA sec. sr. notes 10 7/8s,
2013 (France)		9,435,000	11,133,300
Decrane Aircraft Holdings Co. company
guaranty zero %, 2008 (acquired 7/23/04,
cost $7,074,163) ‡		22,984,000	8,733,920
Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012		8,056,000	8,821,320
Flowserve Corp. company guaranty 12 1/4s, 2010		3,802,000	4,030,120
Goodman Global Holding Co., Inc. 144A
sr. notes 6.41s, 2012		1,235,000	1,228,825
Goodman Global Holding Co., Inc. 144A
sr. sub. notes 7 7/8s, 2012		4,650,000	4,394,250
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		1,710,000	1,714,275
Invensys, PLC notes 9 7/8s, 2011 (United Kingdom)		5,695,000	5,723,475
L-3 Communications Corp. company guaranty
6 1/8s, 2013		8,790,000	8,877,900
L-3 Communications Corp. 144A sr. sub. notes
6 3/8s,2015		6,510,000	6,607,650
Legrand SA debs. 8 1/2s, 2025 (France)		11,095,000	13,424,950
Manitowoc Co., Inc. (The) company guaranty
10 1/2s, 2012		2,489,000	2,800,125
Manitowoc Co., Inc. (The) company
guaranty 10 3/8s, 2011	EUR	1,550,000	2,099,498
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		$2,030,000	2,121,350
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		3,145,000	3,145,000

CORPORATE BONDS AND NOTES (87.3%)* continued

	Principal amount		Value

Capital Goods continued
Mueller Group, Inc. sr. sub. notes 10s, 2012		$3,270,000	$3,502,988
Mueller Holdings, Inc. disc. notes stepped-coupon
zero % (14 3/4s, 4/15/09), 2014 ††		4,400,000	3,212,000
Owens-Brockway Glass company guaranty 8 7/8s, 2009		4,000	4,230
Owens-Brockway Glass company guaranty 8 1/4s, 2013		6,540,000	6,997,800
Owens-Brockway Glass company guaranty 7 3/4s, 2011		4,075,000	4,319,500
Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012		8,313,000	9,061,170
Owens-Illinois, Inc. debs. 7.8s, 2018		2,820,000	2,897,550
Pliant Corp. sec. notes 11 1/8s, 2009		1,555,000	1,450,038
Polypore, Inc. notes 8 3/4s, 2012	EUR	1,415,000	1,639,974
Polypore, Inc. sr. sub. notes 8 3/4s, 2012		$3,540,000	3,239,100
Sequa Corp. sr. notes 9s, 2009		3,081,000	3,389,100
Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008		3,735,000	3,987,113
Siebe PLC 144A sr. unsub. 6 1/2s, 2010
(United Kingdom)		4,290,000	3,764,475
Solo Cup Co. sr. sub. notes 8 1/2s, 2014		6,510,000	6,330,975
TD Funding Corp. company guaranty 8 3/8s, 2011		2,387,000	2,530,220
Tekni-Plex, Inc. 144A sec. notes 10 7/8s, 2012		2,200,000	2,392,500
Terex Corp. company guaranty 9 1/4s, 2011		1,540,000	1,667,050
Terex Corp. company guaranty Ser. B, 10 3/8s, 2011		6,295,000	6,774,994
			197,960,400

Commercial and Consumer Services (0.5%)
Ashtead Holdings PLC 144A sr. notes 8 5/8s, 2015
(United Kingdom)		2,260,000	2,367,350
Coinmach Corp. sr. notes 9s, 2010		6,193,000	6,425,238
Muzak LLC/Muzak Finance Corp sr. notes 10s, 2009		6,165,000	5,363,550
			14,156,138

Communication Services (7.9%)
Alamosa Delaware, Inc. company guaranty 11s, 2010		3,170,000	3,590,025
Alamosa Delaware, Inc. company guaranty 12s, 2009		2,278,000	2,539,970
Alamosa Delaware, Inc. sr. notes 8 1/2s, 2012		2,945,000	3,195,325
American Cellular Corp. company guaranty 9 1/2s, 2009		1,795,000	1,911,675
American Cellular Corp. sr. notes Ser. B, 10s, 2011		3,725,000	3,967,125
American Tower Corp. sr. notes 7 1/2s, 2012		3,360,000	3,553,200
American Towers, Inc. company guaranty 7 1/4s, 2011		6,940,000	7,304,350
Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010
(Bermuda) (In default) †		5,681,039	184,634
AT&T Corp. sr. notes 9 3/4s, 2031		15,205,000	19,918,550
Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013		3,070,000	3,423,050
Centennial Cellular Operating Co., LLC
sr. sub. notes 10 3/4s, 2008		756,000	782,460
Cincinnati Bell Telephone Co. company guaranty
6.3s, 2028		1,335,000	1,241,550
Cincinnati Bell, Inc. company guaranty 7s, 2015		2,210,000	2,165,800
Cincinnati Bell, Inc. sr. sub. notes 8 3/8s, 2014		3,705,000	3,742,050
Cincinnati Bell, Inc. sr. sub. notes 7 1/4s, 2023		3,752,000	3,639,440

CORPORATE BONDS AND NOTES (87.3%)* continued

	Principal amount	Value

Communication Services continued
Citizens Communications Co. notes 9 1/4s, 2011	$7,860,000	$8,704,950
Citizens Communications Co. sr. notes 6 1/4s, 2013	6,740,000	6,512,525
Dobson Cellular Systems sec. notes 9 7/8s, 2012	2,485,000	2,733,500
Globix Corp. company guaranty 11s, 2008 ‡‡	1,235,543	1,170,677
Inmarsat Finance PLC company guaranty 7 5/8s, 2012
(United Kingdom)	3,587,000	3,770,834
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 10/15/08), 2012 (United Kingdom) ††	7,475,000	6,148,188
Intelsat Bermuda, Ltd. 144A sr. notes 8 5/8s, 2015
(Bermuda)	6,780,000	7,034,250
Intelsat Bermuda, Ltd. 144A sr. notes 8 1/4s, 2013
(Bermuda)	3,220,000	3,276,350
iPCS, Inc. sr. notes 11 1/2s, 2012	2,565,000	2,962,575
IWO Holdings, Inc. sec. FRN 7.349s, 2012	835,000	876,750
Level 3 Financing, Inc. company guaranty
10 3/4s, 2011	5,200,000	4,303,000
Madison River Capital Corp. sr. notes 13 1/4s, 2010	3,227,000	3,460,958
Nextel Communications, Inc. sr. notes Ser. E,
6 7/8s, 2013	3,483,000	3,730,547
Nextel Communications, Inc. sr. notes
Ser. F, 5.95s, 2014	17,435,000	18,114,320
Nextel Partners, Inc. sr. notes 12 1/2s, 2009	3,029,000	3,282,679
Nextel Partners, Inc. sr. notes 8 1/8s, 2011	10,280,000	11,166,650
PanAmSat Corp. notes 6 3/8s, 2008	699,000	711,233
Qwest Communications International, Inc. company
guaranty 8s, 2014	8,340,000	8,006,400
Qwest Corp. notes 8 7/8s, 2012	17,855,000	19,506,588
Qwest Corp. 144A sr. notes 7 5/8s, 2015	4,590,000	4,704,750
Qwest Services Corp. sec. notes 14s, 2014	3,310,000	4,054,750
Rogers Cantel, Inc. debs. 9 3/4s, 2016 (Canada)	2,435,000	2,973,744
Rogers Wireless Communications, Inc. sec.
notes 9 5/8s, 2011 (Canada)	1,312,000	1,528,480
Rogers Wireless Communications, Inc. sec.
notes 7 1/2s, 2015 (Canada)	2,685,000	2,872,950
Rogers Wireless Communications, Inc.
sr. sub. notes 8s, 2012 (Canada)	3,355,000	3,589,850
Rural Cellular Corp. sr. notes 9 7/8s, 2010	1,985,000	2,104,100
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010	2,195,000	2,222,438
SBA Communications Corp. sr. notes 8 1/2s, 2012	2,340,000	2,553,525
SBA Telecommunications, Inc./SBA Communications Corp.
sr. disc. notes stepped-coupon zero % (9 3/4s,
12/15/07), 2011 ††	3,893,000	3,571,828
Syniverse Technologies, Inc. 144A
sr. sub. notes 7 3/4s, 2013	2,465,000	2,514,300
U S West, Inc. debs. 7 1/4s, 2025	2,820,000	2,657,850
Valor Telecommunications
Enterprises LLC/Finance Corp. company
guaranty 7 3/4s, 2015	2,450,000	2,407,125
		214,387,868

CORPORATE BONDS AND NOTES (87.3%)* continued

	Principal amount	Value

Consumer (1.0%)
Icon Health & Fitness company guaranty 11 1/4s, 2012	$5,910,000	$4,875,750
Jostens IH Corp. company guaranty 7 5/8s, 2012	11,165,000	11,472,038
Samsonite Corp. sr. sub. notes 8 7/8s, 2011	9,530,000	10,197,100
		26,544,888

Consumer Goods (1.5%)
Church & Dwight Co., Inc. company guaranty 6s, 2012	4,430,000	4,407,850
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	3,005,000	3,162,763
Playtex Products, Inc. company guaranty 9 3/8s, 2011	7,757,000	8,222,420
Playtex Products, Inc. sec. notes 8s, 2011	6,910,000	7,359,150
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	6,045,000	6,286,800
Remington Arms Co., Inc. company guaranty 10 1/2s, 2011	8,140,000	8,017,900
Scotts Co. (The) sr. sub. notes 6 5/8s, 2013	2,335,000	2,405,050
		39,861,933

Consumer Services (0.3%)
Brand Services, Inc. company guaranty 12s, 2012	6,145,000	6,544,425
United Rentals (North America), Inc. company
guaranty 6 1/2s, 2012	2,840,000	2,772,550
		9,316,975

Energy (8.4%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	12,755,000	13,010,100
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)	4,361,000	4,731,685
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014
(Canada)	4,815,000	4,893,244
CHC Helicopter Corp. 144A sr. sub. notes 7 3/8s, 2014
(Canada)	3,565,000	3,622,931
Chesapeake Energy Corp. company guaranty 7 3/4s, 2015	3,742,000	4,022,650
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	6,425,000	6,906,875
Chesapeake Energy Corp. sr. notes 7s, 2014	2,715,000	2,864,325
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	4,485,000	4,541,063
Dresser, Inc. company guaranty 9 3/8s, 2011	5,444,000	5,757,030
Dresser-Rand Group, Inc. 144A sr. sub. notes 7 3/8s, 2014	2,687,000	2,781,045
Encore Acquisition Co. sr. sub. notes 6 1/4s, 2014	2,220,000	2,208,900
Encore Acquisition Co. 144A sr. sub. notes 6s, 2015	7,492,000	7,304,700
Exco Resources, Inc. company guaranty 7 1/4s, 2011	8,425,000	8,677,750
Forest Oil Corp. company guaranty 7 3/4s, 2014	3,151,000	3,340,060
Forest Oil Corp. sr. notes 8s, 2011	4,174,000	4,580,965
Forest Oil Corp. sr. notes 8s, 2008	2,507,000	2,651,153
Gazprom OAO 144A notes 9 5/8s, 2013 (Germany)	4,520,000	5,542,650
Grant Prideco Escrow, Inc. 144A sr. unsecd.
notes 6 1/8s, 2015	2,215,000	2,242,688
Hanover Compressor Co. sr. notes 9s, 2014	3,175,000	3,500,438
Hanover Compressor Co. sr. notes 8 5/8s, 2010	2,295,000	2,467,125

CORPORATE BONDS AND NOTES (87.3%)* continued

	Principal amount	Value

Energy continued
Hanover Compressor Co. sub. notes zero %, 2007	$4,990,000	$4,466,050
Hanover Equipment Trust sec. notes Ser. B,
8 3/4s, 2011	1,630,000	1,748,175
Harvest Operations Corp. sr. notes 7 7/8s, 2011
(Canada)	5,755,000	5,740,613
Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	2,350,000	2,352,938
Inergy LP/Inergy Finance Corp. 144A sr. notes
6 7/8s, 2014	6,340,000	6,181,500
KCS Energy, Inc. sr. notes 7 1/8s, 2012	3,175,000	3,254,375
Key Energy Services, Inc. sr. notes 6 3/8s, 2013	4,420,000	4,431,050
Massey Energy Co. sr. notes 6 5/8s, 2010	7,265,000	7,428,463
Newfield Exploration Co. sr. notes 7 5/8s, 2011	6,220,000	6,779,800
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	6,605,000	6,918,738
Offshore Logistics, Inc. company guaranty
6 1/8s, 2013	6,055,000	5,903,625
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	4,674,851	4,936,745
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	3,260,000	3,414,850
Peabody Energy Corp. sr. notes 5 7/8s, 2016	6,615,000	6,548,850
Pemex Project Funding Master Trust company
guaranty 8 5/8s, 2022	1,540,000	1,874,950
Pemex Project Funding Master Trust company
guaranty 7 3/8s, 2014	3,025,000	3,380,438
Petroleum Geo-Services notes 10s, 2010 (Norway)	5,200,000	5,850,000
Plains Exploration & Production Co. sr. notes
7 1/8s, 2014	6,695,000	7,130,175
Plains Exploration & Production Co.
sr. sub. notes 8 3/4s, 2012	7,395,000	8,060,550
Pogo Producing Co. sr. sub. notes Ser. B,
8 1/4s, 2011	6,059,000	6,392,245
Pride International, Inc. sr. notes 7 3/8s, 2014	8,020,000	8,701,700
Seabulk International, Inc. company guaranty
9 1/2s, 2013	5,165,000	5,810,625
Star Gas Partners LP/Star Gas Finance Co.
sr. notes 10 1/4s, 2013	6,645,000	5,914,050
Stone Energy Corp. sr. sub. notes 6 3/4s, 2014	3,355,000	3,304,675
Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012	3,408,000	3,663,600
Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011	3,343,000	3,510,150
		229,346,307

Entertainment (1.3%)
AMC Entertainment, Inc. sr. sub. notes 9 7/8s, 2012	2,165,000	2,178,531
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	9,335,000	8,634,875
Cinemark USA, Inc. sr. sub. notes 9s, 2013	5,930,000	6,285,800
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/07), 2014 ††	8,560,000	6,109,700
LCE Acquisition Corp. 144A company guaranty 9s, 2014	3,000,000	2,947,500
Six Flags, Inc. sr. notes 9 5/8s, 2014	4,040,000	4,050,100

CORPORATE BONDS AND NOTES (87.3%)* continued

	Principal amount		Value

Entertainment continued
Universal City Florida Holding Co. sr. notes 8 3/8s, 2010		$2,340,000	$2,462,850
Universal City Florida Holding Co. sr. notes FRN
8.443s, 2010		3,321,000	3,478,748
			36,148,104

Financial (1.4%)
Crescent Real Estate Equities LP notes 7 1/2s,
2007 (R)		2,640,000	2,702,700
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		3,515,000	3,673,175
E*Trade Finance Corp. sr. notes 8s, 2011		8,100,000	8,586,000
Finova Group, Inc. notes 7 1/2s, 2009		10,460,300	4,341,025
Residential Capital Corp. 144A notes 6 7/8s, 2015		4,110,000	4,351,438
UBS AG/Jersey Branch sr. notes Ser. EMTN, 9.14s, 2008
(Jersey)		4,570,000	4,787,075
VTB Capital SA bonds 6 1/4s, 2035 (Luxembourg)		2,725,000	2,759,063
Western Financial Bank sub. debs. 9 5/8s, 2012		6,274,000	7,089,620
			38,290,096

Food (1.1%)
Archibald Candy Corp. company guaranty 10s,
2007 (In default) (F) † ‡‡		958,735	204,210
Dean Foods Co. sr. notes 6 5/8s, 2009		6,180,000	6,411,750
Del Monte Corp. sr. sub. notes 8 5/8s, 2012		5,010,000	5,435,850
Del Monte Corp. 144A sr. sub. notes 6 3/4s, 2015		3,360,000	3,402,000
Doane Pet Care Co. sr. sub. debs. 9 3/4s, 2007		4,291,000	4,269,545
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s,
2013		8,615,000	8,313,475
United Biscuits Finance company
guaranty 10 5/8s, 2011 (United Kingdom)	EUR	2,090,000	2,725,562
			30,762,392

Gaming & Lottery (3.2%)
Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009		$3,160,000	3,412,800
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012		1,514,000	1,642,690
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012		3,315,000	3,530,475
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		730,000	745,513
Harrah’s Operating Co., Inc. company guaranty 8s, 2011		1,805,000	2,060,994
MGM Mirage, Inc. company guaranty 8 1/2s, 2010		4,691,000	5,148,373
MGM Mirage, Inc. company guaranty 6s, 2009		5,568,000	5,547,120
MGM Mirage, Inc. sr. notes 6 3/4s, 2012		2,000	2,050
Mirage Resorts, Inc. debs. 7 1/4s, 2017		1,755,000	1,807,650
Park Place Entertainment Corp. sr. notes 8 1/2s, 2006		1,465,000	1,532,997
Park Place Entertainment Corp. sr. notes 7 1/2s, 2009		4,189,000	4,581,719
Park Place Entertainment Corp. sr. notes 7s, 2013		4,000,000	4,471,116
Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008		2,834,000	3,117,400
Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010		8,402,000	8,864,110
Penn National Gaming, Inc. sr. sub. notes 6 3/4s, 2015		2,100,000	2,079,000
Pinnacle Entertainment, Inc. sr. sub. notes 8 3/4s, 2013		3,210,000	3,322,350
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s,2012		8,255,000	8,337,550

CORPORATE BONDS AND NOTES (87.3%)* continued

	Principal amount	Value

Gaming & Lottery continued
Resorts International Hotel and Casino, Inc. company
guaranty 11 1/2s, 2009	$4,943,000	$5,573,233
Scientific Games Corp. 144A sr. sub. notes 6 1/4s, 2012	6,115,000	6,191,438
Station Casinos, Inc. sr. notes 6s, 2012	4,485,000	4,518,638
Station Casinos, Inc. sr. sub. notes 6 7/8s, 2016	4,485,000	4,608,338
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. 6 5/8s, 2014	5,695,000	5,538,388
		86,633,942

Health Care (7.0%)
Alderwoods Group, Inc. company guaranty 7 3/4s, 2012	3,495,000	3,678,488
AmerisourceBergen Corp. company guaranty 7 1/4s, 2012	3,827,512	4,430,345
AmerisourceBergen Corp. sr. notes 8 1/8s, 2008	5,730,000	6,274,350
Community Health Systems, Inc. sr. sub. notes 6 1/2s, 2012	5,596,000	5,658,955
Coventry Health Care, Inc. sr. notes 5 7/8s, 2012	3,345,000	3,428,625
DaVita, Inc. 144A sr. notes 6 5/8s, 2013	1,785,000	1,811,775
DaVita, Inc. 144A sr. sub. notes 7 1/4s, 2015	3,570,000	3,628,013
Elan Finance PLC/Elan Finance Corp. 144A
sr. notes 7 3/4s, 2011 (Ireland)	3,010,000	2,648,800
Extendicare Health Services, Inc. company
guaranty 9 1/2s, 2010	2,950,000	3,163,875
Extendicare Health Services, Inc.
sr. sub. notes 6 7/8s, 2014	2,665,000	2,635,019
HCA, Inc. debs. 7.19s, 2015	6,513,000	6,959,942
HCA, Inc. med. term notes 8.85s, 2007	3,080,000	3,217,818
HCA, Inc. notes 8.36s, 2024	3,150,000	3,535,308
HCA, Inc. notes 7.69s, 2025	735,000	779,856
HCA, Inc. notes 7s, 2007	716,000	737,501
HCA, Inc. notes 6 3/8s, 2015	2,195,000	2,253,558
HCA, Inc. notes 5 3/4s, 2014	2,385,000	2,357,017
HCA, Inc. sr. notes 7 7/8s, 2011	116,000	127,221
Healthsouth Corp. notes 7 5/8s, 2012	13,406,000	13,003,820
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012	3,276,000	3,464,370
MQ Associates, Inc. sr. disc. notes stepped-coupon
zero % (12 1/4s, 8/15/08), 2012 ††	7,880,000	4,728,000
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	6,090,000	5,983,425
PacifiCare Health Systems, Inc. company
guaranty 10 3/4s, 2009	7,409,000	8,094,333
Psychiatric Solutions, Inc. 144A
sr. sub. notes 7 3/4s, 2015	5,435,000	5,665,988
Service Corp. International debs. 7 7/8s, 2013	3,857,000	4,107,705
Service Corp. International notes 6 1/2s, 2008	1,006,000	1,018,575
Service Corp. International notes Ser. *, 7.7s, 2009	2,281,000	2,392,199
Service Corp. International 144A sr. notes 7s, 2017	1,920,000	1,944,000
Service Corp. International 144A sr. notes 6 3/4s, 2016	6,680,000	6,763,500
Stewart Enterprises, Inc. 144A sr. notes 6 1/4s, 2013	7,880,000	7,584,500
Tenet Healthcare Corp. notes 7 3/8s, 2013	3,285,000	3,202,875
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014	11,515,000	12,263,475

CORPORATE BONDS AND NOTES (87.3%)* continued

	Principal amount	Value

Health Care continued
Tenet Healthcare Corp. sr. notes 6 1/2s, 2012	$4,780,000	$4,517,100
Triad Hospitals, Inc. sr. notes 7s, 2012	6,370,000	6,592,950
Triad Hospitals, Inc. sr. sub. notes 7s, 2013	11,815,000	12,125,144
Universal Hospital Services, Inc. sr. notes 10 1/8s,
2011 (Canada)	7,780,000	7,857,800
US Oncology, Inc. company guaranty 9s, 2012	4,090,000	4,458,100
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	5,639,000	6,132,413
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)	6,360,000	7,314,000
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	1,690,000	1,719,575
Ventas Realty LP/Capital Corp. 144A sr. notes 6 3/4s, 2010 (R)	2,200,000	2,255,000
		190,515,313

Homebuilding (2.5%)
Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011	3,206,000	3,398,360
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	5,539,000	6,120,595
D.R. Horton, Inc. sr. notes 6 7/8s, 2013	2,625,000	2,789,063
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	2,628,000	2,614,424
K. Hovnanian Enterprises, Inc. company
guaranty 10 1/2s, 2007	1,195,000	1,317,488
K. Hovnanian Enterprises, Inc. company
guaranty 8 7/8s, 2012	4,180,000	4,483,050
K. Hovnanian Enterprises, Inc. company
guaranty 6 3/8s, 2014	3,370,000	3,325,152
K. Hovnanian Enterprises, Inc. sr. notes 6 1/2s, 2014	2,917,000	2,900,574
KB Home company guaranty 5 7/8s, 2015	2,455,000	2,389,100
KB Home sr. notes 5 3/4s, 2014	3,505,000	3,398,876
Meritage Homes Corp. company guaranty 6 1/4s, 2015	2,450,000	2,293,813
Meritage Homes Corp. sr. notes 7s, 2014	1,670,000	1,653,300
Schuler Homes, Inc. company guaranty 10 1/2s, 2011	3,450,000	3,756,188
Standard Pacific Corp. sr. notes 7 3/4s, 2013	6,955,000	7,181,038
Standard Pacific Corp. sr. notes 7s, 2015	2,715,000	2,674,275
Standard Pacific Corp. sr. notes 6 7/8s, 2011	440,000	440,000
Technical Olympic USA, Inc. company guaranty 10 3/8s, 2012	3,405,000	3,634,838
Technical Olympic USA, Inc. company guaranty 9s, 2010	1,892,000	1,970,045
Technical Olympic USA, Inc. sr. sub. notes 7 1/2s, 2015	3,355,000	3,111,763
WCI Communities, Inc. company guaranty 10 5/8s, 2011	2,309,000	2,470,630
WCI Communities, Inc. company guaranty 9 1/8s, 2012	6,427,000	6,716,215
		68,638,787

Household Furniture and Appliances (0.4%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	9,510,000	10,151,925

Lodging/Tourism (2.3%)
FelCor Lodging LP company guaranty 9s, 2008 (R)	2,630,000	2,899,575
HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008 (R)	607,000	615,346
Host Marriott LP company guaranty Ser. G, 9 1/4s, 2007 (R)	1,695,000	1,820,006
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	9,135,000	9,546,075

CORPORATE BONDS AND NOTES (87.3%)* continued

	Principal amount	Value

Lodging/Tourism continued
John Q. Hammons Hotels LP/John Q. Hammons Hotels
Finance Corp. III 1st mtge. Ser. B, 8 7/8s, 2012	$ 12,429,512	$13,672,463
MeriStar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)	5,520,000	5,934,000
MeriStar Hospitality Corp. company guaranty 9s, 2008 (R)	3,520,000	3,696,000
Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 7/8s, 2012	3,670,000	4,064,525
Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 3/8s, 2007	3,374,000	3,496,308
Starwood Hotels & Resorts Worldwide, Inc.
debs. 7 3/8s, 2015	4,600,000	5,037,000
Starwood Hotels & Resorts Worldwide, Inc.
notes 6 3/4s, 2005	715,000	717,681
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	10,375,000	10,375,000
		61,873,979

Media (0.3%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	5,935,000	6,157,563
Interpublic Group of Companies, Inc. notes 6 1/4s, 2014	3,000,000	2,713,623
		8,871,186

Other (0.7%)
Lehman Brothers HY 144A TRAINS (Targeted Return Index
Securities) FRN Series 2005-1	17,560,980	18,263,419

Publishing (4.2%)
American Media, Inc. company guaranty Ser. B, 10 1/4s, 2009	6,355,000	6,394,719
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	16,705,213	17,540,474
Cenveo Corp, sr. sub. notes 7 7/8s, 2013	5,880,000	5,791,800
Dex Media West, LLC/Dex Media Finance Co.
sr. notes Ser. B, 8 1/2s, 2010	8,580,000	9,277,125
Dex Media, Inc. disc. notes zero %, 2013	4,720,000	3,835,000
Dex Media, Inc. notes 8s, 2013	9,295,000	9,875,938
Houghton Mifflin Co. sr. sub. notes 9 7/8s, 2013	4,855,000	5,243,400
PRIMEDIA, Inc. company guaranty 8 7/8s, 2011	6,947,000	7,276,983
PRIMEDIA, Inc. sr. notes 8s, 2013	7,360,000	7,507,200
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	3,385,000	3,444,238
R.H. Donnelley Finance Corp. I 144A company
guaranty 8 7/8s, 2010	5,220,000	5,644,125
R.H. Donnelley Finance Corp. I 144A
sr. sub. notes 10 7/8s, 2012	4,242,000	4,904,813
R.H. Donnelley, Inc. company guaranty 8 7/8s, 2010	1,200,000	1,297,500
Reader’s Digest Association, Inc. (The)
sr. notes 6 1/2s, 2011	3,485,000	3,572,125
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	10,428,000	10,662,630
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	6,870,000	6,045,600
WRC Media Corp. sr. sub. notes 12 3/4s, 2009	4,855,000	5,158,438
		113,472,108

Restaurants (0.3%)
Sbarro, Inc. company guaranty 11s, 2009	7,558,000	7,652,475

CORPORATE BONDS AND NOTES (87.3%)* continued

	Principal amount		Value

Retail (2.8%)
Asbury Automotive Group, Inc. sr. sub. notes 8s, 2014		$3,430,000	$3,404,275
Autonation, Inc. company guaranty 9s, 2008		7,838,000	8,660,990
Bear Creek Corp. 144A sr. notes 9s, 2013		2,460,000	2,583,000
Finlay Fine Jewelry Corp. sr. notes 8 3/8s, 2012		3,520,000	3,273,600
JC Penney Co., Inc. debs. 7.95s, 2017		8,515,000	10,067,991
JC Penney Co., Inc. debs. 7 1/8s, 2023		6,590,000	7,475,195
JC Penney Co., Inc. notes 9s, 2012		680,000	808,350
JC Penney Co., Inc. notes 8s, 2010		240,000	266,438
Jean Coutu Group, Inc. sr. notes 7 5/8s, 2012 (Canada)		3,400,000	3,544,500
Jean Coutu Group, Inc. sr. sub. notes 8 1/2s, 2014 (Canada)		4,085,000	4,187,125
Movie Gallery, Inc. 144A sr. unsecd. notes 11s, 2012		5,355,000	5,442,019
Ray Acquisition sr. notes 9 3/8s, 2015 (France)	EUR	3,565,000	4,532,932
Rite Aid Corp. company guaranty 9 1/2s, 2011		$5,030,000	5,319,225
Rite Aid Corp. company guaranty 7 1/2s, 2015		3,340,000	3,206,400
Rite Aid Corp. debs. 6 7/8s, 2013		335,000	289,775
Rite Aid Corp. sr. notes 9 1/4s, 2013		5,189,000	5,033,330
Toys R Us, Inc. notes 7 5/8s, 2011		3,595,000	3,271,450
United Auto Group, Inc. company guaranty 9 5/8s, 2012		3,759,000	4,036,226
			75,402,821

Technology (3.1%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012		8,360,000	8,495,850
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013		2,945,000	2,503,250
Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)		1,810,000	1,864,300
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)		5,450,000	5,490,875
Freescale Semiconductor, Inc. sr. notes Ser. B,
7 1/8s, 2014		6,810,000	7,286,700
Iron Mountain, Inc. company guaranty 8 5/8s, 2013		8,626,000	9,057,300
Iron Mountain, Inc. company guaranty 6 5/8s, 2016		1,545,000	1,463,888
Lucent Technologies, Inc. debs. 6 1/2s, 2028		350,000	306,250
Lucent Technologies, Inc. debs. 6.45s, 2029		4,029,000	3,535,448
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)		2,990,000	2,530,288
SCG Holding Corp. 144A notes zero %, 2011		3,040,000	5,107,200
SunGard Data Systems, Inc. 144A
sr. sub. notes 10 1/4s, 2015		5,424,000	5,668,080
SunGard Data Systems, Inc. 144A sr. unsecd.
notes 9 1/8s, 2013		3,716,000	3,901,800
UGS Corp. company guaranty 10s, 2012		6,850,000	7,672,000
Xerox Capital Trust I company guaranty 8s, 2027		4,340,000	4,513,600
Xerox Corp. company guaranty 9 3/4s, 2009		4,000	4,480
Xerox Corp. notes Ser. MTN, 7.2s, 2016		4,385,000	4,746,763
Xerox Corp. sr. notes 7 5/8s, 2013		7,314,000	7,789,410
Xerox Corp. sr. notes 6 7/8s, 2011		1,345,000	1,405,525
			83,343,007

Textiles (1.1%)
Levi Strauss & Co. sr. notes 12 1/4s, 2012		9,285,000	10,434,019
Levi Strauss & Co. sr. notes 9 3/4s, 2015		7,798,000	8,226,890

CORPORATE BONDS AND NOTES (87.3%)* continued

	Principal amount	Value

Textiles continued
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	$4,250,000	$4,558,125
Russell Corp. company guaranty 9 1/4s, 2010	5,218,000	5,511,513
		28,730,547

Tire & Rubber (0.6%)
Cooper-Standard Automotive, Inc. company
guaranty 8 3/8s, 2014	2,005,000	1,824,550
Cooper-Standard Automotive, Inc. company guaranty 7s, 2012	670,000	649,900
Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011	7,845,000	7,746,938
Goodyear Tire & Rubber Co. (The) notes 6 3/8s, 2008	1,840,000	1,840,000
Goodyear Tire & Rubber Co. (The) 144A sr. notes 9s, 2015	5,450,000	5,450,000
		17,511,388

Transportation (1.0%)
American Airlines, Inc. pass-through certificates
Ser. 01-1, 6.817s, 2011	5,475,000	5,187,563
Calair, LLC/Calair Capital Corp. company
guaranty 8 1/8s, 2008	7,906,000	6,008,560
Kansas City Southern Railway Co. company
guaranty 9 1/2s, 2008	8,753,000	9,573,594
Kansas City Southern Railway Co. company
guaranty 7 1/2s, 2009	1,685,000	1,748,188
Navistar International Corp. company guaranty 6 1/4s, 2012	3,505,000	3,364,800
		25,882,705

Utilities & Power (8.0%)
AES Corp. (The) sr. notes 8 7/8s, 2011	795,000	878,475
AES Corp. (The) sr. notes 8 3/4s, 2008	171,000	182,543
AES Corp. (The) 144A sec. notes 9s, 2015	7,235,000	7,994,675
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	7,390,000	8,129,000
Allegheny Energy Supply 144A bonds 8 1/4s, 2012	5,190,000	5,838,750
ANR Pipeline Co. debs. 9 5/8s, 2021	2,385,000	3,078,164
Cleveland Electric Illuminating Co. (The) 144A
sr. notes Ser. D, 7.88s, 2017	10,000	12,644
CMS Energy Corp. sr. notes 9 7/8s, 2007	175,000	191,625
CMS Energy Corp. sr. notes 8.9s, 2008	2,199,000	2,396,910
CMS Energy Corp. sr. notes 8 1/2s, 2011	1,254,000	1,413,885
CMS Energy Corp. sr. notes 7 3/4s, 2010	1,730,000	1,877,050
Colorado Interstate Gas Co. 144A sr. notes 5.95s, 2015	4,535,000	4,529,363
DPL, Inc. sr. notes 6 7/8s, 2011	5,920,000	6,482,400
Dynegy Holdings, Inc. 144A sec. notes 10 1/8s, 2013	11,790,000	13,175,325
Dynegy-Roseton Danskamme company guaranty Ser. A,
7.27s, 2010	3,500,000	3,508,750
Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	5,330,000	5,330,000
Edison Mission Energy sr. notes 10s, 2008	2,399,000	2,668,888
Edison Mission Energy sr. notes 9 7/8s, 2011	145,000	171,281
El Paso CGP Co. notes 7 3/4s, 2010	1,800,000	1,845,000
El Paso Corp. sr. notes 8.05s, 2030	5,000,000	5,087,500

CORPORATE BONDS AND NOTES (87.3%)* continued

	Principal amount	Value

Utilities & Power continued
El Paso Corp. sr. notes 7 3/8s, 2012	$3,630,000	$3,666,300
El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031	3,470,000	3,487,350
El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,745,000	2,083,504
El Paso Production Holding Co. company
guaranty 7 3/4s, 2013	11,125,000	11,764,688
Ferrellgas Partners LP/Ferrellgas Partners Finance
sr. notes 6 3/4s, 2014	5,460,000	5,419,050
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	10,955,000	12,269,600
Mission Energy Holding Co. sec. notes 13 1/2s, 2008	6,998,000	8,327,620
Monongahela Power Co. 1st mtge. 6.7s, 2014	3,190,000	3,540,900
National Power Corp. 144A foreign government
guaranty FRN 8.073s, 2011 (Philippines)	2,530,000	2,547,702
Nevada Power Co. 2nd mtge. 9s, 2013	3,163,000	3,550,468
Northwest Pipeline Corp. company guaranty 8 1/8s, 2010	5,695,000	6,107,888
Northwestern Corp. 144A sr. sec. notes 5 7/8s, 2014	3,090,000	3,190,821
NRG Energy, Inc. company guaranty 8s, 2013	14,176,000	15,310,080
Orion Power Holdings, Inc. sr. notes 12s, 2010	6,000,000	7,260,000
PSEG Energy Holdings, Inc. notes 7 3/4s, 2007	5,540,000	5,692,350
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013	4,840,000	5,120,938
Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	1,290,000	1,328,700
Sierra Pacific Resources sr. notes 8 5/8s, 2014	7,960,000	8,795,800
Teco Energy, Inc. notes 7.2s, 2011	1,645,000	1,770,431
Teco Energy, Inc. notes 7s, 2012	2,730,000	2,924,513
Teco Energy, Inc. 144A sr. notes 6 3/4s, 2015	360,000	382,500
Tennessee Gas Pipeline Co. debs. 7s, 2028	695,000	722,690
Tennessee Gas Pipeline Co. unsecd. notes 7 1/2s, 2017	1,465,000	1,631,165
Texas Genco LLC/Texas Genco Financing Corp. 144A
sr. notes 6 7/8s, 2014	6,020,000	6,245,750
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026	900,000	1,008,000
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s, 2011 (Canada)	6,710,000	7,011,950
Utilicorp United, Inc. sr. notes 9.95s, 2011	3,385,000	3,765,813
Williams Cos., Inc. (The) notes 8 3/4s, 2032	1,330,000	1,615,950
Williams Cos., Inc. (The) notes 7 5/8s, 2019	5,210,000	5,783,100
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †	3,107,974	259,205
		217,377,054

Total corporate bonds and notes (cost $2,322,761,410)		$2,371,848,953

SENIOR LOANS (2.0%)* (c)

	Principal amount	Value

Basic Materials (0.1%)
Graphic Packaging Corp. bank term loan FRN Ser. C,
6.031s, 2010	$684,411	$695,105
Hercules, Inc. bank term loan FRN Ser. B, 5.306s, 2010	864,063	874,431

SENIOR LOANS (2.0%)* (c) continued

	Principal amount	Value

Basic Materials continued
Nalco Co. bank term loan FRN Ser. B, 5.652s, 2010	$572,245	$581,008
St. Mary’s Cement Corp. bank term loan FRN Ser. B,
5.49s, 2009	591,000	597,279
		2,747,823

Beverage (—%)
Constellation Brands, Inc. bank term loan FRN Ser. B,
5.299s, 2011	830,833	843,400

Capital Goods (0.2%)
AGCO Corp. bank term loan FRN 5.187s, 2008	821,850	831,609
Decrane Aircraft Holdings Co. bank term loan FRN 12s, 2008 ‡‡	3,461,225	3,461,225
Invensys, PLC bank term loan FRN Ser. B-1, 6.881s,
2009 (United Kingdom)	362,502	366,580
Mueller Group, Inc. bank term loan FRN 6.207s, 2011	518,259	520,851
Owens-Illinois, Inc. bank term loan FRN Ser. B, 5.37s, 2008	394,214	397,828
Solo Cup Co. bank term loan FRN 5.403s, 2011	543,125	548,420
		6,126,513

Communication Services (0.1%)
Consolidated Communications Holdings bank term loan
FRN Ser. D, 5.926s, 2011	246,875	249,961
PanAmSat Corp. bank term loan FRN Ser. B1, 5.65s, 2010	307,666	310,973
Qwest Communications International, Inc. bank term
loan FRN Ser. A, 8.53s, 2007	276,250	284,883
SBA Communications Corp. bank term loan FRN Ser. D,
5.576s, 2008	247,500	249,356
		1,095,173

Consumer Cyclicals (0.4%)
Corrections Corporation of America bank term loan FRN
Ser. E, 5.352s, 2008	49,604	50,348
Federal Mogul Corp. bank term loan FRN Ser. A, 5.74s, 2006	2,735,000	2,555,858
Federal Mogul Corp. bank term loan FRN Ser. B, 5.99s, 2006	6,365,000	5,960,823
Hayes Lemmerz International, Inc. bank term loan FRN
6.854s, 2009	502,206	507,228
Landsource, Inc. bank term loan FRN Ser. B, 6 1/8s, 2010	250,000	250,313
TRW Automotive, Inc. bank term loan FRN Ser. B, 5 1/4s, 2010	371,881	375,368
		9,699,938

Consumer Staples (0.7%)
AMF Bowling Worldwide bank term loan FRN Ser. B,
6.672s, 2009	384,089	386,970
Century Cable Holdings bank term loan FRN 8 1/2s, 2009	5,320,000	5,277,248
Charter Communications PLC bank term loan FRN
Ser. B-59B0, 6.93s, 2011 (United Kingdom)	870,118	872,527
Frontier Vision bank term loan FRN Ser. B, 7.775s, 2006	440,000	441,788
Insight Midwest LP/Insight Capital, Inc. bank term
loan FRN 5.516s, 2009	4,925,000	4,987,794

SENIOR LOANS (2.0%)* (c) continued

	Principal amount	Value

Consumer Staples continued
Mediacom Communications Corp. bank term loan FRN
Ser. B, 5.812s, 2012	$995,000	$1,008,993
Olympus Cable Holdings, LLC bank term loan FRN
Ser. B, 8 1/2s, 2010	5,053,836	5,015,932
Warner Music Group bank term loan FRN Ser. B, 5.586s, 2011	984,189	993,680
		18,984,932

Energy (0.1%)
Dresser, Inc. bank term loan FRN 6.91s, 2010	160,000	162,400
Trico Marine Services, Inc. bank term loan FRN 8.7s, 2010	2,216,714	2,216,714
		2,379,114

Entertainment (—%)
Six Flags, Inc. bank term loan FRN Ser. B, 6.364s, 2009	201,687	203,368

Food (—%)
Pinnacle Foods Holding Corp. bank term loan FRN
6.758s, 2010	1,036,875	1,047,892

Health Care (0.1%)
Community Health Systems, Inc. bank term loan FRN
Ser. B, 5.61s, 2011	436,700	442,432
Fisher Scientific International, Inc. bank term loan
FRN Ser. B, 4.99s, 2011	435,600	439,049
Hanger Orthopedic Group, Inc. bank term loan FRN
6.99s, 2009	491,250	498,619
Kinetic Concepts, Inc. bank term loan FRN Ser. B,
5.24s, 2011	346,729	350,629
VWR International, Inc. bank term loan FRN Ser. B,
6.14s, 2011	201,373	203,765
		1,934,494

Household Furniture and Appliances (—%)
Sealy Mattress Co. bank term loan FRN Ser. D, 5.237s,2012	329,791	333,605

Publishing (—%)
Dex Media West, LLC/Dex Media Finance Co. bank term
loan FRN Ser. B, 5.323s, 2010	764,111	773,402

Technology (—%)
Iron Mountain, Inc. bank term loan FRN 5.349s, 2011	995,000	1,002,463

Tire & Rubber (—%)
Goodyear Tire & Rubber Co. (The) bank term loan FRN
6.32s, 2010	815,000	823,878

Utilities & Power (0.3%)
Dynegy, Inc. bank term loan FRN Ser. B, 7.54s, 2010	435,600	437,234
El Paso Corp. bank term loan FRN Ser. B, 6.24s, 2009	3,517,280	3,567,598

SENIOR LOANS (2.0%)* (c) continued

	Principal amount	Value

Utilities & Power continued
El Paso Corp. bank term loan FRN 3.24s, 2009	$ 2,140,000	$2,164,670
Williams Cos., Inc. (The) bank term loan FRN Ser. C,
5.83s, 2007	416,532	421,739
		6,591,241

Total senior loans (cost $53,702,194)		$54,587,236

FOREIGN GOVERNMENT BONDS AND NOTES (1.2%)*

	Principal amount	Value

Brazil (Federal Republic of ) bonds 10 1/2s, 2014	$7,085,000	$8,289,450
Colombia (Republic of ) bonds 10 3/8s, 2033	2,115,000	2,620,485
Indonesia (Republic of ) 144A notes 7 1/4s, 2015	5,590,000	5,520,125
Peru (Republic of ) bonds 8 3/8s, 2016	2,425,000	2,776,625
Peru (Republic of ) bonds 7.35s, 2025	945,000	970,043
Philippines (Republic of ) bonds 9 1/2s, 2024	2,465,000	2,662,200
Philippines (Republic of ) bonds 8 3/8s, 2011	3,745,000	3,881,693
United Mexican States bonds Ser. MTN, 8.3s, 2031	3,300,000	4,182,750
Venezuela (Republic of ) notes 10 3/4s, 2013	1,850,000	2,199,650

Total foreign government bonds and notes (cost $31,552,420)		$33,103,021

CONVERTIBLE PREFERRED STOCKS (1.2%)*

	Shares	Value

Crown Castle International Corp. $3.125 cum. cv. pfd.	83,650	$4,224,325
Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	24,787	1,140,202
Huntsman Corp. $2.50 cv. pfd.	59,300	2,564,725
MetLife, Inc. Ser. B, $1.594 cv. pfd.	326,350	9,015,419
Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.	44,200	5,525,000
Paxson Communications Corp. 144A 9.75% cv. pfd. ‡‡	943	3,772,000
Williams Cos., Inc. (The) 144A $2.75 cv. pfd.	63,090	6,624,450

Total convertible preferred stocks (cost $32,119,197)		$32,866,121

COMMON STOCKS (1.2%)*

	Shares	Value

AMRESCO Creditor Trust (acquired various dates from
5/5/99 to 3/18/02, cost $711,540) † ‡ (R) (F)	8,780,000	$8,780
Birch Telecom, Inc. † (F)	10,363	10
Comdisco Holding Co., Inc.	4,315	76,591
Compass Minerals International, Inc. (S)	4,728	116,356
Contifinancial Corp. Liquidating Trust Units	31,440,192	39,300
Covad Communications Group, Inc. † (S)	148,962	180,244
Crown Castle International Corp. †	12,856	318,315
Decrane Aircraft Holdings, Inc. † § (F)	29,311	29
DigitalGlobe, Inc. 144A † §	645,566	645,566
Dobson Communications Corp. †	16,542	125,885

COMMON STOCKS (1.2%)* continued

	Shares	Value

Genesis HealthCare Corp. †	6,026	$241,643
iPCS, Inc. †	136,189	5,706,319
Knology, Inc. †	1,894	4,129
Northwestern Corp. (S)	46,598	1,452,926
Regal Entertainment Group 144A (F)	484,229	9,466,677
Sterling Chemicals, Inc. †	4,358	139,456
Sun Healthcare Group, Inc. †	9,048	59,445
USA Mobility, Inc. †	1,733	48,819
VFB LLC (acquired 5/15/02, cost $9,558,415) † ‡ §	12,695,838	2,602,647
VS Holdings, Inc. †	327,451	327
Washington Group International, Inc. † (S)	44,222	2,336,690
Wayland Investment Fund II (acquired 2/2/01, cost $3,300,000) ‡ (F)	33,000	6,184,200
WHX Corp. †	163,145	1,647,765

Total common stocks (cost $80,055,149)		$31,402,119

ASSET-BACKED SECURITIES (0.9%)*

	Principal amount	Value

CDO Repackaging Trust Series 144A Ser. 03-3, Class A,
9.49s, 2008	$ 4,315,000	$4,498,388
Denali Capital CLO III Ltd. FRN Ser. B-2L, 11.63s,
2015 (Cayman Islands)	1,845,000	1,923,413
Dryden Leveraged Loan CDO 144A FRN Ser. 03-4A,
Class D, 12.1s, 2015 (Cayman Islands)	2,020,000	2,091,710
Goldentree Loan Opportunities II, Ltd. 144A FRN
Ser. 2A, Class 5A, 12.479s, 2015 (Cayman Islands)	4,295,000	4,423,850
Octagon Investment Parties VI, Ltd. FRN Ser. 03-6A,
Class B2L, 11.82s, 2016 (Cayman Islands)	1,685,000	1,772,620
Providian Gateway Master Trust Ser. 02, Class B,
Principle Only (PO), zero %, 2006	6,320,000	6,201,128
Verdi Synthetic CLO 144A Ser. 1A, Class E2, 11.15s, 2010	3,010,000	3,026,461

Total asset-backed securities (cost $22,279,240)		$23,937,570

PREFERRED STOCKS (0.8%)*

	Shares	Value

Decrane Aircraft Holdings, Inc. $16.00 pfd. ‡‡	21,000	$147,000
Doane Pet Care Co. $7.125 pfd.	70,320	6,328,800
Dobson Communications Corp. 13.00% pfd.	42	58,800
First Republic Capital Corp. 144A 10.50% pfd.	6,670	7,003,500
Paxson Communications Corp. 14.25% cum. pfd. ‡‡ (S)	673	4,576,400
Rural Cellular Corp. Ser. B, 11.375% cum. pfd.	3,026	3,434,510

Total preferred stocks (cost $18,806,158)		$21,549,010

CONVERTIBLE BONDS AND NOTES (0.6%)*

	Principal amount	Value

Cybernet Internet Services International, Inc.
144A cv. sr. disc. notes 13s, 2009 (Canada) (In default) †	$ 19,813,000	$198
Fairchild Semiconductor International, Inc.
cv. company guaranty 5s, 2008	2,935,000	2,898,313
L-3 Communications Corp. 144A cv. bonds 3s, 2035	4,990,000	5,133,463
Lear Corp. cv. company guaranty zero %, 2022	6,175,000	2,809,625
Manor Care, Inc. 144A cv. sr. notes 2 1/8s, 2035	930,000	958,481
Titan International, Inc. cv. sr. notes 5 1/4s, 2009	2,295,000	2,733,919
WCI Communities, Inc. cv. sr. sub. notes 4s, 2023	2,270,000	2,780,750

Total convertible bonds and notes (cost $33,511,248)		$17,314,749

COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)*

	Principal amount	Value

DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031	$ 1,190,771	$1,206,013
Ser. 98-CF2, Class B5, 5.95s, 2031	3,816,434	2,914,785
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.789s, 2033	583,000	632,897
Ser. 00-1, Class G, 6.131s, 2033	2,470,000	2,340,819
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	2,202,750	1,787,527
LB Commercial Conduit Mortgage Trust 144A Ser. 99-C1,
Class G, 6.41s, 2031	1,054,300	1,023,134
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	2,435,000	2,064,328
Ser. 04-1A, Class K, 5.45s, 2040	880,000	729,300
Ser. 04-1A, Class L, 5.45s, 2040	400,000	296,188

Total collateralized mortgage obligations (cost $11,560,740)		$12,994,991

BRADY BONDS (0.3%)*

	Principal amount

Brazil (Federal Republic of ) FRB Ser. 18 YR, 4.313s, 2012	$ 4,727,120	$4,549,853
Peru (Republic of ) FRB Ser. 20 YR, 5s, 2017	4,645,250	4,517,506

Total brady bonds (cost $8,821,038)		$9,067,359

UNITS (0.1%)*

	Units	Value

Morrison Knudsen Corp.	7,647,000	$487,496
XCL Equity Units § (F)	3,124	2,129,856

Total units (cost $17,462,228)		$2,617,352

WARRANTS (0.1%)* †

	Expiration	Strike
	date	price	Warrants	Value

Dayton Superior Corp. 144A	6/15/09	.01	8,414	$1
Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	1
Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	1
MDP Acquisitions PLC 144A	10/01/13	EUR .001	4,453	124,625
Mikohn Gaming Corp. 144A	8/15/08	7.70	3,334	52,010
ONO Finance PLC 144A (United Kingdom)	2/15/11	100.00	186	2
Pliant Corp. 144A	6/01/10	.01	3,668	37
TravelCenters of America, Inc. 144A	5/01/09	.001	5,247	6,559
Ubiquitel, Inc. 144A	4/15/10	22.74	15,004	1
Washington Group International, Inc. Ser. A	1/25/06	28.50	27,297	655,128
Washington Group International, Inc. Ser. B	1/25/06	31.74	31,196	655,116
Washington Group International, Inc. Ser. C	1/25/06	33.51	16,863	303,530
ZSC Specialty Chemicals PLC 144A
(United Kingdom)	6/30/11	.01	300,000	3,000
ZSC Specialty Chemicals PLC (Preferred)
144A (United Kingdom)	6/30/11	.01	300,000	3,000

Total warrants (cost $1,781,823)				$1,803,011

SHORT-TERM INVESTMENTS (3.3%)*

		Principal amount/shares		Value

HBOS Treasury Services (United Kingdom) for an
effective yield of 3.05%, December 30, 2005			$4,000,000	$3,998,196
Nordea Bank (Sweden) for an effective yield
of 3.035%, December 30, 2005			4,450,000	4,447,784
Putnam Prime Money Market Fund (e)			78,383,088	78,383,088
Short-term investments held as collateral for loaned
securities with yields ranging from 3.53% to 3.71%
and due dates ranging from September 1, 2005
to September 15, 2005 (d)			2,856,208	2,854,396

Total short-term investments (cost $89,683,464)				$89,683,464

TOTAL INVESTMENTS
Total investments (cost $2,724,096,309)				$ 2,702,774,956

*	Percentages indicated are based on net assets of $2,716,789,878.
***	Security is in default of principal and interest.
†	Non-income-producing security.
(S)	Securities on loan, in part or in entirety, at August 31, 2005.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
‡	Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31,
2005 was $17,529,547 or 0.6% of net assets.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
§	Affiliated Companies (Note 7 ).

(R) Real Estate Investment Trust.

(c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at August 31, 2005. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At August 31, 2005, liquid assets totaling $32,060,363 have been designated as collateral for open swap contracts. 144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at August 31, 2005.

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/05 (aggregate face value $933,256)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$933,643	$933,256	9/21/05	$387

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/05 (aggregate face value $37,951,168)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$37,980,792	$37,951,168	9/21/05	$(29,624)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/05

		Notional	Termination	Unrealized
		amount	date	appreciation

Agreement with Deutsche Bank AG dated February 1,
2005 to receive at maturity the notional amount multi-
plied by the return of the Lehman Brothers U.S.
Corporate High Yield Index and pay at maturity the
notional amount multiplied by the seven month USD-
LIBOR-BBA adjusted by a specified specified spread.		$5,999,812	9/1/05	$ 99,756
Agreement with Lehman Brothers Special Financing,
Inc. dated October 9, 2003 to receive/(pay) semi-
annually the notional amount multiplied by the total
rate of return of the Lehman Brothers U.S. High Yield
Index and pay semi-annually the notional amount
multiplied by the six month USD-LIBOR adjusted by a
specified spread.		8,537,552	5/1/06	391,002

Total				$490,758

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/05

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital Markets, L.P. on May 20,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 90 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
5 year Series 4 Index.	$48,645,000	$ (914,095)
Agreement with Goldman Sachs Capital Markets, L.P. on May 20,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 500 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index 0-3% tranche, the fund makes a payment of the proportional notional amount times the differ-
ence between the par value and the then-market value of the reference
entity within the DJ IG CDX 5 year Series 4 Index 0-3% tranche.	9,729,000	1,188,302
Agreement with Goldman Sachs International on September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.35% and the fund pays in the event of a credit default in
one of the underlying securities in the basket of BB CMBS securities.	1,055,704	56,056
Agreement with Goldman Sachs International on September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.433% and the fund pays in the event of a credit default in
one of the underlying securities in the basket of BB CMBS securities.	395,889	16,441
Agreement with Goldman Sachs on September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.	131,963	7,924
Agreement with Goldman Sachs International on September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the fund pays in the event of a credit default
in one of the underlying securities in the basket of BB CMBS securities.	1,055,704	24,755

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs International on September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.4625% and the fund pays in the event of a credit default
in one of the underlying securities in the basket of BB CMBS securities.	$527,852	$ 23,409
Agreement with Goldman Sachs International on September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.475% and the fund pays in the event of a credit default in
one of the underlying securities in the basket of BB CMBS securities.	263,926	8,196
Agreement with Goldman Sachs International on September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund pays in the event of a credit default in
one of the underlying securities in the basket of BB CMBS securities.	131,963	1,297
Agreement with JPMorgan Chase Bank, N.A. on April 25, 2005,
maturing on June 20, 2010, to receive a quarterly payment of 3.70% times the notional amount. Upon a credit default event of Felcor Lodging L.P.,
8 1/2, 2011, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market
value of Felcor Lodging L.P., 8 1/2, 2011.	2,330,000	109,692
Agreement with Morgan Stanley Capital Services, Inc. on May 24, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 90 basis points times the notional amount. Upon a credit default event of a reference entity within the
DJ IG CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
5 year Series 4 Index.	9,505,000	(174,417)
Agreement with Morgan Stanley Capital Services, Inc. on May 24, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 500 basis points times the notional amount. Upon a credit default event of a reference entity within the
DJ IG CDX 5 year Series 4 Index 0-3% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ IG CDX 5 year Series 4 Index 0-3% tranche.	1,901,000	252,999

Total		$ 600,559

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/05

ASSETS
Investment in securities, at value, including $2,753,495 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,633,109,691)	$2,619,013,770
Affiliated issuers (identified cost $90,986,618) (Notes 5 and 7)	83,761,186

Cash	2,627,868

Dividends, interest and other receivables	51,456,780

Receivable for shares of the fund sold	1,228,762

Receivable for securities sold	5,029,217

Receivable for open swap contracts (Note 1)	490,758

Receivable for open credit default contracts (Note 1)	1,689,071

Receivable for open forward currency contracts (Note 1)	387

Receivable for closed forward currency contracts (Note 1)	34,294

Total assets	$2,765,332,093

LIABILITIES
Payable for securities purchased	26,845,369

Payable for shares of the fund repurchased	6,898,185

Payable for compensation of Manager (Notes 2 and 5)	3,842,628

Payable for investor servicing and custodian fees (Note 2)	662,973

Payable for Trustee compensation and expenses (Note 2)	324,557

Payable for administrative services (Note 2)	3,515

Payable for distribution fees (Note 2)	1,332,619

Payable for open forward currency contracts (Note 1)	29,624

Payable for closed forward currency contracts (Note 1)	7,559

Payable for open credit default contracts (Note 1)	1,088,512

Collateral on securities loaned, at value (Note 1)	2,854,396

Premiums received on credit default contracts (Note 1)	4,419,307

Other accrued expenses	232,971

Total liabilities	48,542,215

Net assets	$2,716,789,878

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 4,489,170,775

Distributions in excess of net investment income (Note 1)	(6,258,021)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(1,745,689,214)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(20,433,662)

Total — Representing net assets applicable to capital shares outstanding	$ 2,716,789,878

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,851,370,856 divided by 228,538,097 shares)	$8.10

Offering price per class A share
(100/96.25 of $8.10)*	$8.42

Net asset value and offering price per class B share
($543,514,971 divided by 67,420,856 shares)**	$8.06

Net asset value and offering price per class C share
($75,497,510 divided by 9,361,616 shares)**	$8.06

Net asset value and redemption price per class M share
($23,264,824 divided by 2,870,773 shares)	$8.10

Offering price per class M share
(100/96.75 of $8.10)*	$8.37

Net asset value, offering price and redemption price per class R share
($905,302 divided by 112,021 shares)	$8.08

Net asset value, offering price and redemption price per class Y share
($222,236,415 divided by 27,563,415 shares)	$8.06

*	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/05

INVESTMENT INCOME
Interest (including interest income of $2,249,934
from investments in affiliated issuers) (Note 5)	$221,314,372

Dividends	4,308,651

Securities lending	21,992

Total investment income	225,645,015

EXPENSES
Compensation of Manager (Note 2)	16,024,666

Investor servicing fees (Note 2)	3,705,750

Custodian fees (Note 2)	276,080

Trustee compensation and expenses (Note 2)	88,966

Administrative services (Note 2)	74,800

Distribution fees — Class A (Note 2)	4,807,196

Distribution fees — Class B (Note 2)	6,156,270

Distribution fees — Class C (Note 2)	727,012

Distribution fees — Class M (Note 2)	128,160

Distribution fees — Class R (Note 2)	1,625

Other	614,903

Non-recurring costs (Notes 2 and 8)	34,276

Costs assumed by Manager (Notes 2 and 8)	(34,276)

Fees waived and reimbursed by Manager (Note 5)	(137,745)

Total expenses	32,467,683

Expense reduction (Note 2)	(159,268)

Net expenses	32,308,415

Net investment income	193,336,600

Net realized loss on investments (including realized loss of $11,701,829
on sales of affiliated issuers) (Notes 1, 3 and 7)	(18,969,464)

Net realized gain on swap contracts (Note 1)	3,824,895

Net realized gain on foreign currency transactions (Note 1)	1,125,411

Net unrealized depreciation of assets and liabilities
in foreign currencies during the year	(109,096)

Net unrealized appreciation of investments
and swap contracts during the year	68,306,114

Net loss on investments	54,177,860

Net increase in net assets resulting from operations	$247,514,460

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	8/31/05	8/31/04
Operations:
Net investment income	$ 193,336,600	$ 241,898,034

Net realized loss on investments
and foreign currency transactions	(14,019,158)	(59,354,692)

Net unrealized appreciation of investments
and assets and liabilities in foreign currency	68,197,018	253,079,982

Net increase in net assets resulting from operations	247,514,460	435,623,324

Distributions to shareholders: (Note 1)

From net investment income

Class A	(141,696,417)	(159,003,102)

Class B	(41,020,973)	(53,982,795)

Class C	(4,883,365)	(6,324,076)

Class M	(1,822,697)	(2,802,647)

Class R	(22,583)	(4,178)

Class Y	(16,596,564)	(18,727,067)

Redemption fees (Note 1)	135,909	249,803

Decrease from capital share transactions (Note 4)	(255,484,666)	(768,638,567)

Total decrease in net assets	(213,876,896)	(573,609,305)

NET ASSETS
Beginning of year	2,930,666,774	3,504,276,079

End of year (including distributions in excess
of net investment income of $6,258,021
and $1,713,433, respectively)	$2,716,789,878	$2,930,666,774

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value,
beginning of period	$7.98	$7.55	$6.86	$8.10	$9.47

Investment operations:
Net investment income (a)	.56(d)	.59(d)	.67	.77	.97

Net realized and unrealized
gain (loss) on investments	.16	.43	.71	(1.15)	(1.31)

Total from
investment operations	.72	1.02	1.38	(.38)	(.34)

Less distributions:
From net investment income	(.60)	(.59)	(.69)	(.81)	(1.00)

From return of capital	—	—	—	(.05)	(.03)

Total distributions	(.60)	(.59)	(.69)	(.86)	(1.03)

Redemption fees	—(e)	—(e)	—	—	—

Net asset value,
end of period	$8.10	$7.98	$7.55	$6.86	$8.10

Total return at
net asset value (%)(b)	9.28	13.95	21.27	(5.10)	(3.49)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,851,371	$1,924,073	$2,271,756	$1,814,979	$1,584,421

Ratio of expenses to
average net assets (%)(c)	.97(d)	.99(d)	.98	1.01	.99

Ratio of net investment income
to average net assets (%)	6.94(d)	7.55(d)	9.41	10.37	11.40

Portfolio turnover (%)	41.21	61.68	75.18	74.29(f)	77.43

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$7.94	$7.52	$6.84	$8.07	$9.44

Investment operations:
Net investment income (a)	.50(d)	.53(d)	.62	.71	.91

Net realized and unrealized
gain (loss) on investments	.16	.42	.70	(1.14)	(1.31)

Total from
investment operations	.66	.95	1.32	(.43)	(.40)

Less distributions:
From net investment income	(.54)	(.53)	(.64)	(.76)	(.94)

From return of capital	—	—	—	(.04)	(.03)

Total distributions	(.54)	(.53)	(.64)	(.80)	(.97)

Redemption fees	—(e)	—(e)	—	—	—

Net asset value,
end of period	$8.06	$7.94	$7.52	$6.84	$8.07

Total return at
net asset value (%)(b)	8.49	13.01	20.31	(5.69)	(4.23)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$543,515	$672,232	$879,566	$793,713	$274,501

Ratio of expenses to
average net assets (%)(c)	1.72(d)	1.74(d)	1.73	1.76	1.74

Ratio of net investment income
to average net assets (%)	6.19(d)	6.80(d)	8.67	9.40	10.67

Portfolio turnover (%)	41.21	61.68	75.18	74.29(f)	77.43

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

				Period
		Year ended		3/19/02†-
	8/31/05	8/31/04	8/31/03	8/31/02

Net asset value,
beginning of period	$7.95	$7.52	$6.85	$7.60

Investment operations:
Net investment income (a)	.50(d)	.54(d)	.62	.29

Net realized and unrealized
gain (loss) on investments	.15	.42	.68	(.74)

Total from
investment operations	.65	.96	1.30	(.45)

Less distributions:
From net investment income	(.54)	(.53)	(.63)	(.28)

From return of capital	—	—	—	(.02)

Total distributions	(.54)	(.53)	(.63)	(.30)

Redemption fees	—(e)	—(e)	—	—

Net asset value,
end of period	$8.06	$7.95	$7.52	$6.85

Total return at
net asset value (%)(b)	8.39	13.15	20.08	(6.03)*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$75,498	$63,866	$87,008	$48,587

Ratio of expenses to
average net assets (%)(c)	1.72(d)	1.74(d)	1.73	.80*

Ratio of net investment income
to average net assets (%)	6.18(d)	6.80(d)	8.49	4.17*

Portfolio turnover (%)	41.21	61.68	75.18	74.29(f)

†	Commencement of operations.
*	Not annualized.
(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)	Includes amounts paid through expense offset arrangements (Note 2).
(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).
(e)	Amount represents less than $0.01 per share.
(f)	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$7.98	$7.55	$6.87	$8.10	$9.47

Investment operations:
Net investment income (a)	.54(d)	.57(d)	.65	.75	.95

Net realized and unrealized
gain (loss) on investments	.15	.43	.70	(1.15)	(1.31)

Total from
investment operations	.69	1.00	1.35	(.40)	(.36)

Less distributions:
From net investment income	(.57)	(.57)	(.67)	(.79)	(.98)

From return of capital	—	—	—	(.04)	(.03)

Total distributions	(.57)	(.57)	(.67)	(.83)	(1.01)

Redemption fees	—(e)	—(e)	—	—	—

Net asset value,
end of period	$8.10	$7.98	$7.55	$6.87	$8.10

Total return at
net asset value (%)(b)	8.95	13.64	20.80	(5.23)	(3.76)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$23,265	$26,295	$45,017	$34,917	$8,601

Ratio of expenses to
average net assets (%)(c)	1.22(d)	1.24(d)	1.23	1.26	1.24

Ratio of net investment income
to average net assets (%)	6.69(d)	7.28(d)	9.12	9.79	11.15

Portfolio turnover (%)	41.21	61.68	75.18	74.29(f)	77.43

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

	Year ended	Year ended	Period
	8/31/05	8/31/04	1/21/03†-8/31/03

Net asset value,
beginning of period	$7.98	$7.55	$6.99

Investment operations:
Net investment income (a)	.53(d)	.58(d)	.40

Net realized and unrealized
gain on investments	.15	.42	.54

Total from
investment operations	.68	1.00	.94

Less distributions:
From net investment income	(.58)	(.57)	(.38)

Total distributions	(.58)	(.57)	(.38)

Redemption fees	—(e)	—(e)	—

Net asset value,
end of period	$8.08	$7.98	$7.55

Total return at
net asset value (%)(b)	8.79	13.64	13.76*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$905	$70	$46

Ratio of expenses to
average net assets (%)(c)	1.22(d)	1.24(d)	.75*

Ratio of net investment income
to average net assets (%)	6.60(d)	7.29(d)	5.59*

Portfolio turnover (%)	41.21	61.68	75.18

†	Commencement of operations.
*	Not annualized.
(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)	Includes amounts paid through expense offset arrangements (Note 2).
(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

			Year ended
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$7.96	$7.53	$6.85	$8.09	$9.47

Investment operations:
Net investment income (a)	.58(d)	.61(d)	.68	.77	.99

Net realized and unrealized
gain (loss) on investments	.14	.44	.71	(1.13)	(1.31)

Total from
investment operations	.72	1.05	1.39	(.36)	(.32)

Less distributions:
From net investment income	(.62)	(.62)	(.71)	(.83)	(1.03)

From return of capital	—	—	—	(.05)	(.03)

Total distributions	(.62)	(.62)	(.71)	(.88)	(1.06)

Redemption fees	—(e)	—(e)	—	—	—

Net asset value,
end of period	$8.06	$7.96	$7.53	$6.85	$8.09

Total return at
net asset value (%)(b)	9.37	14.34	21.45	(4.84)	(3.34)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$222,236	$244,131	$220,883	$132,382	$14,580

Ratio of expenses to
average net assets (%)(c)	.72(d)	.74(d)	.73	.76	.74

Ratio of net investment income
to average net assets (%)	7.19(d)	7.81(d)	9.57	10.05	11.61

Portfolio turnover (%)	41.21	61.68	75.18	74.29(f)	77.43

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/05

Note 1: Significant accounting policies

Putnam High Yield Trust (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class A shares was 4.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2005, the value of securities loaned amounted to $2,753,495. The fund received cash collateral of $2,854,396 which is pooled with collateral of other Putnam funds into 23 issues of high grade short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2005, the fund had a capital loss carryover of $1,728,708,378 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$ 14,566,882	August 31, 2006

135,892,331	August 31, 2007

339,129,540	August 31. 2008

305,968,663	August 31, 2009

298,606,980	August 31, 2010

498,097,278	August 31, 2011

60,420,545	August 31, 2012

76,026,159	August 31, 2013

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2006 $14,433,911 of losses recognized during the period November 1, 2004 to August 31, 2005.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, the expiration of capital loss carryover, nontaxable dividends, defaulted bond interest, interest on payment-in-kind securities, realized built in losses, income on swap contracts, and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2005, the fund reclassified $8,161,411 to decrease distributions in excess of net investment income and $2,586,461 to decrease paid-in-capital, with an increase to accumulated net realized losses of $5,574,950.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 134,182,546
Unrealized depreciation	(171,360,963)
———————————————
Net unrealized depreciation	(37,178,417)
Undistributed ordinary income	9,632,928
Capital loss carryforward	(1,728,708,378)
Post-October loss	(14,433,911)
Cost for federal income
tax purposes	$ 2,739,953,373

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter. Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended August 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended August 31, 2005, Putnam Management has assumed $34,276 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 8).

Effective September 13, 2004, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended August 31, 2005, the fund paid PFTC $3,981,830 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended August 31, 2005, the fund’s expenses were reduced by $159,268 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $691, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $136,874 and $1,162 from the sale of class A and class M shares, respectively, and received $716,292 and $6,827 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2005, Putnam Retail Management, acting as underwriter, received $12,043 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended August 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,110,562,048 and $1,297,499,019, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount	CLASS C	Shares	Amount
Year ended 8/31/05:			Year ended 8/31/05:
Shares sold	34,129,759	$ 276,210,409	Shares sold	5,983,875	$48,108,078

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	11,676,779	94,204,035	of distributions	402,757	3,242,423

	45,806,538	370,414,444		6,386,632	51,350,501

Shares			Shares
repurchased	(58,276,775)	(470,672,448)	repurchased	(5,057,627)	(40,645,327)

Net decrease	(12,470,237)	$(100,258,004)	Net increase	1,329,005	$10,705,174

Year ended 8/31/04:			Year ended 8/31/04:
Shares sold	50,023,108	$ 392,516,115	Shares sold	7,314,734	$56,828,327

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	13,400,828	105,453,710	of distributions	569,122	4,435,878

	63,423,936	497,969,825		7,883,856	61,264,205

Shares			Shares
repurchased	(123,252,647)	(971,979,430)	repurchased	(11,415,745)	(89,931,047)

Net decrease	(59,828,711)	$(474,009,605)	Net decrease	(3,531,889)	$(28,666,842)

CLASS B	Shares	Amount	CLASS M	Shares	Amount
Year ended 8/31/05:			Year ended 8/31/05:
Shares sold	9,250,146	$ 74,436,761	Shares sold	769,127	$6,306,819

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	3,076,346	24,717,765	of distributions	152,563	1,131,548

	12,326,492	99,154,526		921,690	7,438,367

Shares			Shares
repurchased	(29,525,955)	(237,581,625)	repurchased	(1,344,815)	(10,885,302)

Net decrease	(17,199,463)	$(138,427,099)	Net decrease	(423,125)	$ (3,446,935)

Year ended 8/31/04:			Year ended 8/31/04:
Shares sold	15,560,257	$ 121,439,032	Shares sold	1,459,524	$11,428,266

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	4,139,845	32,442,704	of distributions	262,925	2,070,674

	19,700,102	153,881,736		1,722,449	13,498,940

Shares			Shares
repurchased	(52,110,581)	(409,116,906)	repurchased	(4,391,949)	(34,803,839)

Net decrease	(32,410,479)	$(255,235,170)	Net decrease	(2,669,500)	$(21,304,899)

CLASS R	Shares	Amount
Year ended 8/31/05:
Shares sold	119,750	$ 952,653

Shares issued
in connection
with reinvestment
of distributions	2,812	22,583

	122,562	975,236

Shares
repurchased	(19,293)	(155,450)

Net increase	103,269	$ 819,786

Year ended 8/31/04:
Shares sold	2,325	$18,542

Shares issued
in connection
with reinvestment
of distributions	530	4,178

	2,855	22,720

Shares
repurchased	(165)	(1,306)

Net increase	2,690	$21,414

CLASS Y	Shares	Amount
Year ended 8/31/05:
Shares sold	7,058,372	$ 55,875,236

Shares issued
in connection
with reinvestment
of distributions	1,916,346	16,596,564

	8,974,718	72,471,800

Shares
repurchased	(12,100,146)	(97,349,388)

Net decrease	(3,125,428)	$(24,877,588)

Year ended 8/31/04:
Shares sold	8,040,507	$ 63,353,008

Shares issued
in connection
with reinvestment
of distributions	2,383,872	18,727,067

	10,424,379	82,080,075

Shares
repurchased	(9,059,160)	(71,523,540)

Net increase	1,365,219	$ 10,556,535

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2005, management fees paid were reduced by $137,745 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $2,249,934 for the year ended August 31, 2005. During the year ended August 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $925,640,774 and $944,526,736, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend	Market
Affiliates	cost	cost	Income	Value

Archibald Candy Corp.	$—	$ 2,639,709	$—	$—

Decrane Aircraft Holdings Co.*	—	—	—	29

DigitalGlobe, Inc. 144A*	—	—	—	645,566

PSF Group Holdings Inc., 144A Class A	—	39,131,323	—	—

VFB LLC (United Kingdom)*	—	—	—	2,602,647

XCL Equity Units	—	—	—	2,129,856

Totals	$—	$41,771,032	$—	$5,378,098

*	Securities received as the result of a corporate action.

Market values are shown for those securities affiliated at period end.

Note 8: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The fund has designated 1.44% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2005, the fund hereby designates 1.44% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the invest- ment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

*	Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)	James P. Pappas (2/24/53)
Executive Vice President, Associate Treasurer	Vice President
and Principal Executive Officer	Since 2004
Since 1989	Managing Director, Putnam Investments
Jonathan S. Horwitz (6/4/55)	and Putnam Management. During 2002,
Senior Vice President and Treasurer	Chief Operating Officer, Atalanta/Sosnoff
Since 2004	Management Corporation; prior to 2001,
Prior to 2004, Managing Director,	President and Chief Executive Officer,
Putnam Investments	UAM Investment Services, Inc.
Steven D. Krichmar (6/27/58)	Richard S. Robie, III (3/30/60)
Vice President and Principal Financial Officer	Vice President
Since 2002	Since 2004
Senior Managing Director, Putnam	Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,	Investments, Putnam Management
PricewaterhouseCoopers LLP	and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Michael T. Healy (1/24/58)	Asset Management Corporation
Assistant Treasurer and Principal
Accounting Officer	Charles A. Ruys de Perez (10/17/57)
Since 2000	Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Beth S. Mazor (4/6/58)
Vice President	Mark C. Trenchard (6/5/62)
Since 2002	Vice President and BSA Compliance Officer
Since 2002
Senior Vice President, Putnam Investments
Senior Vice President, Putnam Investments
Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel	Judith Cohen (6/7/45)
and Compliance Liaison	Vice President, Clerk and Assistant Treasurer
Since 2004	Since 1993
Prior to 2004, Associate, Ropes & Gray LLP;	Wanda M. McManus (1/4/47)
prior to 2000, Law Clerk, Massachusetts	Vice President, Senior Associate Treasurer
Supreme Judicial Court	and Assistant Clerk
Since 2005
Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer	Nancy T. Florek (6/13/57)
Since 2004	Vice President, Assistant Clerk,
Senior Managing Director, Putnam	Assistant Treasurer and Proxy Manager
Investments, Putnam Management	Since 2005
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered
Public Accounting Firm
KPMG LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow

Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal
Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

| Not FDIC Insured | May Lose Value | No Bank Guarantee |
|---|---|---|

AN034 226720 10/05

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam’s Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing

Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2005	$ 51,192	$ -	$ 4,192	$ -
August 31, 2004	$ 46,543*	$ -	$ 4,150	$ 659

*: Includes fees of $ 4,194 by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal year ended August 31, 2004. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended August 31, 2005 and August 31, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $ 4,192 and $ 4,809 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
August 31, 2005	$-	$ -	$ -	$ -
August 31, 2004	$-	$ -	$ -	$ -
Item 5. Audit Committee:
Not applicable
Item 6. Schedule of Investments:
Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures
For Closed-End Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management
Investment Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a)	Not applicable

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):	/s/ Michael T. Healy
Michael T. Healy
Principal Accounting Officer
Date: November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: November 7, 2005

By (Signature and Title):	/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: November 7, 2005